SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

BIDZ.com, Inc.

(Name of Registrant As Specified in Charter)

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BIDZ.COM, INC.
3562 Eastham Drive
Culver City, CA 90232

INFORMATION STATEMENT

NOTICE OF ACTION BY SHAREHOLDERS BY WRITTEN CONSENT
TAKEN ON OR ABOUT MARCH 27, 2006

This Information Statement, which is being mailed to shareholders on or about April   , 2006, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by BIDZ.com, Inc., a California corporation (the “Company”, “we”, or “us”).

To our Shareholders:

Notice is hereby given that the holders of a majority of our common stock have acted by written consent to approve the following actions:

1. Changing our state of incorporation from California to Delaware by merger of us into our wholly owned Delaware subsidiary;

2. The adoption of a form of indemnity agreement for our officers and directors; and

3. The adoption of our 2006 Stock Award Plan (the “2006 Plan”).

Only our shareholders of record at the close of business on March 15, 2006 are being given notice of the Action by Written Consent. Since the actions above have been approved by a majority of the outstanding shares of our voting stock, no proxies were or are being solicited. We anticipate that the reincorporation, and the indemnity agreements, will become effective on or after May   , 2006, upon filing of a certificate of merger with the states of Delaware and California.  The 2006 Plan became effective upon adoption by our Board of Directors, on March 15, 2006, and a majority of our outstanding voting shares, on or about March 27, 2006, subject to distribution to our shareholders of notice of such action by this information statement.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider any matter described herein.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

2

Sincerely,

DAVID ZINBERG Chairman of the Board, President and Chief Executive Officer

3

PRELIMINARY COPY

BIDZ.COM, INC.

INFORMATION STATEMENT

GENERAL INFORMATION

General

This information is being provided to our shareholders in connection with the action by written consent of the holders of a majority of our issued and outstanding shares, in lieu of a special meeting, to approve (i) changing our state of incorporation from California to Delaware by merger of us into our wholly owned subsidiary organized under the laws of the State of Delaware (the  “Reincorporation”), (ii) a form of indemnity agreement for our directors and officers (the “Indemnity Agreement”), and (iii) the adoption of our 2006 Plan. Our Board of Directors approved all the actions proposed in this Information Statement on March 15, 2006.

Record Date and Voting Securities

Only our shareholders of record at the close of business on March 15, 2006, are entitled to notice of the action taken. On December 31, 2005, we had outstanding 23,312,500 shares of common stock, no par value (the “Common Stock”), each of which was entitled to one vote.

The Reincorporation requires the consent of the holders of a majority of our outstanding Common Stock. Shareholder ratification or approval of the form of Indemnity Agreement is not required by law, however, because our directors and officers (who will be the directors and officers of our Delaware subsidiary surviving the merger after the Reincorporation) will be parties to the Indemnity Agreements and the beneficiaries of the rights conferred by such agreements, our Board of Directors believes that it is appropriate to submit to our shareholders the proposal to approve the form of Indemnity Agreement.  Approval of the adoption of the 2006 Plan requires the consent of the holders of a majority of our outstanding Common Stock.

There will be no vote by our shareholders on the Reincorporation, the Indemnity Agreements, or the 2006 Plan because each of those items has already been approved by the written consent of a majority of the outstanding shares of our Common Stock, as permitted by Section 603 of the California General Corporation Law.

On or about March 27, 2006, holders of a majority of our voting power approved the Reincorporation, the form of Indemnity Agreement, and the 2006 Plan.

This Information Statement was first mailed to our shareholders on or about April     , 2006.

RECENT DEVELOPMENTS

On March 17, 2006, we filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (“SEC”) relating to the initial public offering of our common stock.  Our stockholders have approved the Reincorporation and related transactions in connection with this offering, and it is anticipated that the Reincorporation will become effective on or about the effective date of the Registration Statement.  For additional information concerning the Registration Statement and offering, see “WHERE YOU CAN FIND ADDITIONAL INFORMATION”, below.

PROPOSAL ONE

REINCORPORATION UNDER THE LAWS
OF THE STATE OF DELAWARE

INTRODUCTION

Our Board of Directors believes that the best interests of the Company and our shareholders will be served by our reincorporating under the laws of the State of Delaware. For purposes of the discussion of the Reincorporation, the term “BIDZ.COM California” refers to the Company and the term “BIDZ.COM Delaware” refers to the new Delaware corporation that will be the successor to BIDZ.COM California.

To effect a change in our state of incorporation from California to Delaware, BIDZ.COM California and BIDZ.COM Delaware have entered into an Agreement and Plan of Merger, a copy of which is attached as Appendix A (the “Merger Agreement”).  The Merger Agreement was approved by the Boards of Directors of both BIDZ.COM California and BIDZ.COM Delaware.  Under the Merger Agreement, BIDZ.COM California will merge with and into BIDZ.COM Delaware, and BIDZ.COM Delaware will continue as the surviving corporation. Generally, the assets and liabilities of BIDZ.COM California will become the assets and liabilities of BIDZ.COM Delaware. Each outstanding share of BIDZ.COM California Common Stock will automatically be converted into one share of common stock of BIDZ.COM Delaware, par value $0.001 per share (the “BIDZ.COM Delaware Common Stock”) upon the effective date of the merger. Shareholders of BIDZ.COM California will have no dissenters’ rights of appraisal with respect to the Reincorporation. See “Significant Differences Between the Corporation Laws of California and Delaware—Appraisal or Dissenters’ Rights.”

Each certificate representing shares of BIDZ.COM California Common Stock will continue to represent the same number of shares of BIDZ.COM Delaware Common

Stock. It will not be necessary for our shareholders to exchange their existing share certificates for share certificates of BIDZ.COM Delaware. However, our shareholders may exchange their certificates if they so choose. New certificates for shares of BIDZ.COM Delaware Common Stock may be obtained by surrendering certificates representing shares of our presently outstanding Common Stock to our transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016, together with any documentation required to permit the exchange. Once the merger is consummated, Registrar and Transfer Company will also be the transfer agent for BIDZ.COM Delaware.

Under California law, the affirmative vote of a majority of our outstanding shares is required for approval of the Reincorporation, the Merger Agreement and the other terms of the Reincorporation. The Reincorporation has been unanimously approved by our Board of Directors.  Our shareholders are not being asked to consider and approve the Reincorporation and will not vote on the Reincorporation because it has already been approved by the holders of a majority of the shares of BIDZ.COM California pursuant to Section 603(a) of the California General Corporation Law, which allows for shareholder action without notice and a meeting. No vote of holders of our outstanding shares, other than those shareholders who have already approved the Reincorporation, is necessary for approval of the Reincorporation.

It is anticipated that the Reincorporation will be effective upon the filing of Certificates of Merger with the Secretaries of State of Delaware and California on or after May   , 2006 (the “Effective Date”). However, pursuant to the Merger Agreement, the Reincorporation may be abandoned or the Merger Agreement amended by our Board of Directors or the Board of Directors of BIDZ.COM Delaware at any time prior to the Effective Date, provided that the principal terms of the Merger Agreement may not be amended without shareholder approval. In the event the Reincorporation is abandoned, we will remain as a California corporation.

The discussion below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of BIDZ.COM Delaware and the Bylaws of BIDZ.COM Delaware, copies of which are attached as Appendices A, B and C, respectively.

PRINCIPAL REASONS FOR THE REINCORPORATION

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. These laws include provisions that, among other things, in the judgment of our Board of Directors, will allow us to better protect the interests of our shareholders in situations involving a potential change in corporate control. Many corporations have chosen Delaware initially as their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by us. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies relating to corporate legal matters.

ANTI-TAKEOVER IMPLICATIONS

In performing its fiduciary obligations to its shareholders, our Board of Directors has evaluated our vulnerability to potential unsolicited bidders. In the course of such evaluation, our Board of Directors has considered or may consider in the future certain defensive strategies designed to enhance the Board’s ability to negotiate with an unsolicited bidder. These strategies may include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for our management and key employees that become effective upon the occurrence of a change in control of the Company, and the authorization and issuance of preferred stock, the rights and preferences of which would be determined by the Board of Directors.

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise. The Reincorporation was not proposed in order to prevent such a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of us, obtain representation on our Board of Directors, or take significant action that affects us.

Certain effects of the Reincorporation may be considered to have anti-takeover effects simply by virtue of our being subject to the Delaware General Corporation Law (“DGCL”). For example the DGCL permits the Certificate of Incorporation and Bylaws of BIDZ.COM Delaware to include provisions eliminating stockholder action by written consent, permitting stockholder meetings to be called only by the Board or specified officers (and not by stockholders), and authorizing preferred stock, the rights and preferences of which may be determined by the Board of Directors. In addition, certain effects of the Reincorporation may be considered to have anti-takeover implications. Section 203 of the DGCL, from which BIDZ.COM Delaware does not intend to opt out, restricts certain “business combinations” with “interested stockholders” for three years following the date that a person becomes an interested stockholder, unless (i) prior to the time such stockholder becomes an interested stockholder, the Board of Directors approves the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (iii) at or subsequent to the time the stockholder became an interested stockholder, the Board of Directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approves the transaction. See “Significant Differences Between the Corporation Laws of California and Delaware—Business Combinations” below.

Our Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to us and our shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; and (c) involve the acquisition of only a controlling interest in our stock or a two-tiered bid, without affording all our shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with our Board of Directors, our Board can and should take into account the underlying and long-term value of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation’s business not yet reflected in the stock price, and equality of treatment for all shareholders.

Despite the belief of our Board of Directors as to the benefits to shareholders of the Reincorporation, the proposal may be disadvantageous to the extent that it has the effect of discouraging future takeover attempts that are not approved by our Board of Directors, but which a majority of our shareholders may deem to be in their best interests or in which our shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the provisions of the DGCL enable our Board of Directors to resist a takeover or a change in control of the Company, it could become more difficult to change the existing Board of Directors and management.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY, NAME OR EMPLOYEE PLANS

The Reincorporation will effect a change in our legal domicile and other changes of a legal nature which are described in this Information Statement. The Reincorporation will not result in any change in our business, management, fiscal year, assets or liabilities, or location of our principal facilities.  Our directors, who are currently the directors of BIDZ.COM California, will continue as the directors of BIDZ.COM Delaware, and our officers, who are currently officers of BIDZ.COM California, will become the officers of BIDZ.COM Delaware on the Effective Date of the merger. All of our employee benefit and stock option plans will be continued by BIDZ.COM Delaware and each outstanding option to purchase shares of BIDZ.COM California stock will be converted into an option to purchase an equivalent number of shares of BIDZ.COM Delaware stock on the same terms and subject to the same conditions. Our name will remain BIDZ.com, Inc. The registration statements of BIDZ.COM California on file with the Securities and Exchange Commission will be assumed by BIDZ.COM Delaware.

THE CHARTER AND BYLAWS OF BIDZ.COM California AND BIDZ.COM Delaware

The Certificate of Incorporation and Bylaws of BIDZ.COM Delaware will be the Certificate of Incorporation and Bylaws of the surviving corporation after the merger. The material changes that have been made in the BIDZ.COM Delaware Certificate of Incorporation and Bylaws as compared with the BIDZ.COM California Articles of Incorporation and Bylaws are described below in this section or under “Significant Differences Between the Corporation Laws of California and Delaware.” The Certificate of Incorporation and Bylaws of BIDZ.COM Delaware are attached hereto as Appendices B and C, respectively. The following summary of the applicable provisions of the Certificate of Incorporation and the Bylaws of BIDZ.COM Delaware does not purport to be complete, and is subject to, and qualified in its entirety by reference to such documents. Our shareholders are encouraged to read the Certificate of Incorporation and Bylaws of BIDZ.COM Delaware in their entirety.

Authorized Stock

The Articles of Incorporation of BIDZ.COM California authorize 75,000,000 shares of Common Stock, no par value per share, consisting of 50,000,000 shares of Common Stock, no par value per share, and 25,000,000 shares of Class B Common Stock, no par value per share, and 4,000,000 shares of Preferred Stock, no par value per share. The Certificate of Incorporation of BIDZ.COM Delaware authorizes 100,000,000 shares of Common Stock, par value $.001 per share, and 4,000,000 shares of Preferred Stock, par value $.001 per share.

Monetary Liability of Directors

Our current California Articles of Incorporation of BIDZ.COM California and the Certificate of Incorporation of BIDZ.COM Delaware both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation’s respective state of incorporation. Delaware law permits liability to be limited to a greater extent than does California law. See “Significant Differences Between the Corporation Laws of California and Delaware—Limitation of Liability” below.

Indemnification

The indemnification provisions of our current California Articles of Incorporation and Bylaws provide that BIDZ.COM California has the power to indemnify any person who is or was a party or is threatened to be made a party to a proceeding by reason of the fact that such person is or was our agent, and that the Company is authorized to provide indemnification in excess of that expressly permitted by California law, subject to certain limitations with respect to actions for breach of duty to the Company and its shareholders. The Bylaws of BIDZ.COM California further provide that BIDZ.COM California may advance expenses incurred in defending any proceeding prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount if it is ultimately determined that the agent is not entitled to indemnification.

The indemnification provisions in BIDZ.COM Delaware’s Certificate of Incorporation and Bylaws provide that the Company shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by law for acts as directors or officers of BIDZ.COM Delaware, or as a director, officer or trustee of another entity at the request of BIDZ.COM Delaware, and that BIDZ.COM Delaware shall advance the expenses of directors and officers of BIDZ.COM Delaware or persons serving as directors, officers or trustees of another entity at the request of BIDZ.COM Delaware, in advance of the final disposition of any action, suit, or proceeding, provided that, if Delaware law so requires, the indemnitee undertakes to repay the amount advanced if a court ultimately determines that the director or officer (or the director, officer or trustee of such other entity) is not entitled to indemnification. See “Significant Differences Between the Corporation Laws of California and Delaware—Indemnification” below.

Advance Notice Provision

The Bylaws of BIDZ.COM Delaware provide that, in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with certain requirements, including giving timely advance notice thereof in writing to the Secretary of BIDZ.COM Delaware. To be timely, a stockholder’s notice must be delivered to the Secretary at BIDZ.COM Delaware’s principal executive offices not less than 45 nor more than 75 days prior to the first anniversary of the date on which BIDZ.COM Delaware first mailed its proxy materials for the prior year’s annual meeting of stockholders; provided that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the prior year’s annual meeting, notice by the stockholder to be timely must be delivered not later than the close of business on the later of (a) the 90th day prior to such annual meeting or (b) the 10th day following the day on which public announcement of the date of such meeting is first made. Further, the stockholder’s notice must set forth that information required by the Bylaws, including, for director nominations, certain information about the nominee, and for other business, a brief description of such business, the reasons for conducting the business at the meeting, and any material interest of such stockholder in the business being presented.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

The General Corporation Law of California and the Delaware General Corporation Law differ in many respects. The principal differences that could materially affect the rights of shareholders are discussed below.

Limitation of Liability

The laws of both California and Delaware permit a corporation to include provisions in its charter eliminating the liability of directors to the corporation and its shareholders for monetary damages for breach of certain duties. There are, however, certain differences between the states’ laws.

California law does not permit the elimination of monetary liability where such liability is based on (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders; (f) contracts or transactions between the corporation and the director, or between the corporation and any corporation, firm or association in which the director has a financial interest; and (g) liability for improper distributions, loans or guarantees. BIDZ.COM California’s Articles of Incorporation eliminate the liability of directors to the Company to the fullest extent permissible under California law.

The BIDZ.COM Delaware Certificate of Incorporation eliminates the liability of directors to BIDZ.COM Delaware and its stockholders to the fullest extent permitted under Delaware law. Under Delaware law, a corporation may not eliminate or limit director monetary liability for (a) breaches of the director’s duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) unlawful dividends, stock repurchases or redemptions; or (d) transactions from which the director received an improper personal benefit.

Indemnification of Officers and Directors

California law generally permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person’s duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made, without court approval, in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of without court approval.

Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification of expenses when the director or officer has successfully defended an action on the merits.

Delaware law generally permits indemnification of expenses incurred in the defense or settlement of actions (whether by or in the right of the corporation or otherwise), provided that a determination is made that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Delaware law further permits indemnification for judgments, fines and amounts paid in settlement (other than in an action by or in the right of the corporation) if the person is not successful in the defense of such action, provided there is a determination that the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The determinations referred to above (unless ordered by a court) must be made by (i) a majority vote of the directors who are not party to such action, (ii) a committee of such directors designated by majority vote of such directors; (iii) independent legal counsel, or (iv) a majority vote of a quorum of the stockholders. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise, as opposed to California law, which requires indemnification only when the individual has successfully defended the action on the merits.

Both California and Delaware permit a corporation to pay in advance expenses incurred by an officer, director, employee or agent in defending an action if such person undertakes to repay the advanced amounts if it is ultimately determined that he or she is not entitled to indemnification. The Certificate of Incorporation and the Bylaws of BIDZ.COM Delaware provide that BIDZ.COM Delaware shall indemnify directors and officers to the fullest extent permitted under Delaware law, and that BIDZ.COM Delaware shall pay all expenses incurred in defending an action in advance of the final disposition upon receipt of an undertaking to repay such amounts if it is determined by a court that such person was not entitled to indemnification.

The California Corporations Code permits indemnification only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of directors, independent legal counsel, a majority vote of a quorum of the shareholders, or the court handling the action. Delaware permits indemnification for acts taken in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation, as determined by a majority vote of the directors who are not parties to the action, suit or proceeding or a committee of such directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders. Indemnification is available in a criminal action under both California and Delaware law only if the person seeking indemnity had no reasonable cause to believe that his or her conduct was unlawful.

A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the certificate of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. California law similarly permits non-exclusive indemnification. The Articles of Incorporation of BIDZ.COM California provide that the indemnification provided therein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Bylaws or under any agreement. The Certificate of Incorporation and Bylaws of BIDZ.COM Delaware also contain a provision that the rights to indemnification conferred thereby are not exclusive of any other rights that the indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or otherwise.

Both California and Delaware law permit corporations to purchase and maintain insurance on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person against the liability covered by the insurance policy. The Bylaws of BIDZ.COM California and the Certificate of Incorporation and Bylaws of BIDZ.COM Delaware provide that the corporation may purchase and maintain such insurance.

Cumulative Voting

California law provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, all other shareholders of the corporation are also entitled to cumulate their votes at such election. California law permits a corporation that is listed on a national securities exchange, or that is listed on the Nasdaq National Market and has at least 800 shareholders as of the record date for the corporation’s most recent annual meeting of shareholders, to amend its articles or bylaws to eliminate cumulative voting by approval of the Board of Directors and of the outstanding shares voting together as a class. BIDZ.COM California’s current Articles of Incorporation and Bylaws have not eliminated cumulative voting.

Under Delaware law, cumulative voting is not mandatory, and cumulative voting rights must be specifically provided for in a corporation’s certificate of incorporation if stockholders are to be entitled to cumulative voting rights. The Certificate of Incorporation of BIDZ.COM Delaware does not provide for cumulative voting. In the absence of cumulative voting, and in the absence of any other specification in the Certificate of Incorporation or Bylaws, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The absence of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the Board of Directors.

Business Combinations

Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a business combination with an “Interested Stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an Interested Stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person or entity has voting rights only), the affiliates and associates of such person and any affiliate or associate of the corporation who was the owner of 15% or more of the corporation’s voting stock within the preceding three year period. The three-year moratorium on business combinations imposed by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an Interested Stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an Interested Stockholder; (ii) upon consummation of the transaction that made the person or entity an Interested Stockholder, the Interested Stockholder owns at least 85% of the corporation’s voting shares outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an Interested Stockholder, the Board approves the business combination and it is also approved at a stockholders’ meeting by 66 2/3% of the outstanding voting shares not owned by the Interested Stockholder. For purposes of Section 203 of the DGCL, the term “business combination” includes mergers, consolidations and sales, leases, mortgages, transfers and other dispositions of the corporation’s assets having a market value equal to 10% or more of the market value of the corporation’s assets or its outstanding stock. Although a Delaware corporation may elect not to be governed by Section 203, the Board of Directors of the Company intends that BIDZ.COM Delaware be governed by Section 203.

The Company believes that Section 203 will encourage any potential acquiror to negotiate with BIDZ.COM Delaware’s Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for BIDZ.COM Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to BIDZ.COM Delaware will confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for BIDZ.COM Delaware’s shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

California law does not have a provision analogous to DGCL Section 203. California law, however, provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation’s shareholders or the California Commissioner of Corporations must determine after a hearing that the terms and conditions of the merger are fair. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Delaware Section 203 does provide protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Size of the Board of Directors

Under California law, changes in the number of directors or, if a range in the number of directors is set forth in the articles of incorporation or bylaws, that range must in general be approved by a majority of the outstanding shares, but the Board of Directors may fix the exact number of directors within a stated range, if authorized in the articles or bylaws. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the corporation’s bylaws, unless the number is fixed in the certificate of incorporation (in which case an amendment to the certificate of incorporation would be required to change the number of directors). Therefore, under Delaware law, the Board of Directors acting independently may change the number or range of numbers of directors by resolution or, if the number is fixed in the Bylaws, by amendment to the bylaws (unless the Board is not authorized to amend the bylaws). The Bylaws of BIDZ.COM Delaware provide that the number of directors may be fixed from time to time by resolution adopted by the Board of Directors. The ability of the Board of Directors under Delaware law and under BIDZ.COM Delaware’s Bylaws to alter the size of the Board without stockholder approval would enable BIDZ.COM Delaware to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available. Upon the Effective Date of the Reincorporation, all five current directors of BIDZ.COM California will continue as directors of BIDZ.COM Delaware.

Transactions with Officers and Directors

Interested Director Transactions.    Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors have an interest are not void or voidable solely because of such interest or because such director was present at a meeting of the Board which authorized or approved the transaction provided that certain conditions, including obtaining the required disinterested director approval, fulfilling the requirements of good faith and full disclosure, or proving the fairness of the transaction, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Loans to Officers and Directors.    Under California law, a corporation may not extend any loan or guaranty to or for the benefit of an officer or director of the corporation or its parent unless the transaction, or an employee benefit plan authorizing the loan or guaranty, is approved by the shareholders of the corporation. If the corporation has shares held of record by 100 or more shareholders, the shareholders may approve a bylaw authorizing the Board of Directors alone (without counting the vote of any interested director or directors) to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the Board determines that any such loan or guaranty may reasonably be expected to benefit the corporation.

Delaware law does not require that stockholders approve loans or guaranties to or for the benefit of directors or officers, provided the loan or guaranty, in the judgment of the Board of Directors, may reasonably be expected to benefit the corporation. Under both California and Delaware law, if Board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

Notwithstanding the foregoing, the Sarbanes-Oxley Act of 2002 currently prohibits personal loans to any executive officer or director of a corporation.

Power to Call Special Shareholders’ Meetings

Under California law, a special meeting of shareholders may be called by (a) the Board of Directors, (b) the chairman of the Board, (c) the president, (d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. The DGCL provides that special meetings of the stockholders may be called by the Board of Directors or such other person or persons as may be authorized in the corporation’s certificate of incorporation or bylaws. In accordance with the DGCL, the Bylaws of BIDZ.COM Delaware provide that special meetings of the stockholders may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary, and shall be called by any such person at the request in writing of a majority of the Board of Directors. Thus, the stockholders of BIDZ.COM Delaware will not have the right to call a special meeting. The limitation on stockholders’ ability to call special meetings could make it more difficult for stockholders of BIDZ.COM Delaware to initiate action that is opposed by the Board of Directors. Such action on the part of stockholders could include the removal of an incumbent director or the election of a stockholder nominee as a director.

Actions by Written Consent of Shareholders

Under California and Delaware law, shareholders may take action by executing a written consent in lieu of taking such action at a shareholder meeting. Under California law, the articles of incorporation may provide that shareholders may not act by written consent, however, the current Articles of Incorporation of BIDZ.COM California do not eliminate the right of shareholders to so act. Delaware law permits a corporation to eliminate such action by written consent in its certificate of incorporation or bylaws. The Certificate of Incorporation of BIDZ.COM Delaware does not permit actions by written consent of the stockholders.

Removal of Directors and Classified Board

Under California law, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. The BIDZ.COM Delaware certificate of incorporation provides for the Board to be divided into three classes, as nearly equal in number as possible, serving staggered terms. Approximately one-third of the Board will be elected each year. The provision for a classified Board could prevent a party who acquires control of a majority of our outstanding common stock from obtaining control of the Board until our second annual stockholders meeting following the date the acquirer obtains the controlling share interest. The classified Board provision could have the effect of discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company and could increase the likelihood that incumbent directors will retain their positions.

If a Delaware corporation has a classified Board of Directors, as BIDZ.COM Delaware does, then, unless the certificate of incorporation provides otherwise, which it does not, directors may be removed only for cause. Further, if the certificate of incorporation provides for cumulative voting and less than the entire Board is to be removed, a director may not be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board of Directors or, if there are classes of directors, at an election of the class of directors of which such director is part.

The Certificate of Incorporation of BIDZ.COM Delaware currently does not provide for cumulative voting but does, as described above, provide for a classified Board of Directors.

Filling Vacancies on the Board of Directors

Under California law, unless a corporation’s articles of incorporation or bylaws provide otherwise, any vacancy on the Board of Directors not created by removal of a director may be filled by the Board. If the number of directors remaining is less than a quorum, such vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. BIDZ.COM California’s Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon.

Under Delaware law, unless a corporation’s certificate of incorporation provides otherwise, any vacancy on the Board of Directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. The Certificate of Incorporation of BIDZ.COM Delaware provides, in accordance with Delaware law, that any vacancy in the Board of Directors may be filled by the majority of the remaining directors, though less than a quorum. Delaware law would thus enable the Board of Directors of BIDZ.COM Delaware to respond quickly to opportunities to attract the services of qualified directors; but it would also diminish control over the Board by the stockholders between annual meetings, as stockholders do not have the right to fill vacancies on the Board.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided the shareholder can show to the court (and the court determines) that (i) there is a strong prima facie case in favor of the claim, (ii) no other similar action has been or is likely to be instituted, (iii) the plaintiff acquired the shares before there was disclosure to the public or the plaintiff of the wrongdoing, (iv) unless the action can be maintained, the defendant may retain a gain derived from his or her willful breach of fiduciary duty, and (v) the requested relief will not result in unjust enrichment of the corporation or any shareholder.

Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question (or his or her stock thereafter devolved upon him or her by operation of law), and throughout the litigation. California law provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond, while Delaware law has no similar bonding requirement.

Dividends and Repurchases of Shares

Under California law, a corporation may not make any distributions (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation’s retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expense for such years). California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California law further prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless, after giving effect to the distribution, the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution is at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not cause an impairment.  Surplus is the excess, if any, at any given time of the net assets of a corporation over the amount determined to be capital.

Inspection of Shareholder List, Books and Records

California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of Board and shareholder proceedings for a purpose reasonably related to such person’s interest as a shareholder. In addition, California law provides for an absolute right to inspect and copy the corporation’s shareholder list by persons who hold an aggregate of five percent or more of a corporation’s voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

Delaware law also permits any stockholder of record, upon written demand under oath stating the purpose of such inspection, to inspect a list of stockholders and the corporation’s other books and records for a proper purpose reasonably related to such person’s interest as a stockholder, upon compliance with procedures set forth in the DGCL, however, Delaware law contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

Lack of access to stockholder records, even though unrelated to the stockholder’s interests as a stockholder, could result in impairment of the stockholder’s ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the corporation. California law, however, provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the Board in California, and that the California provisions concerning accounting books and records and the minutes of Board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California. Therefore, for so long as BIDZ.COM Delaware continues to have its principal executive offices in California and to hold Board of Directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, BIDZ.COM Delaware may need to comply with California law concerning shareholder inspections.  Recent Delaware case law has confirmed that only Delaware law governs the administration of the internal corporate affairs of a Delaware corporation.

Appraisal or Dissenters’ Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal or dissenters’ rights pursuant to which such shareholder may receive cash in the amount of the fair market value (in California) or the fair value (in Delaware) of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under California law, appraisal rights are generally not available to shareholders of a corporation whose shares are listed on a national securities exchange, unless holders of at least 5% of the class of outstanding shares claim the right, or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable to shareholders of a California corporation if the shareholders or the corporation, or both, immediately prior to the transaction will own immediately after the transaction equity securities consisting of more than 83.33% of the voting power of the surviving or acquiring corporation or its parent entity. Appraisal rights are therefore not available to shareholders of BIDZ.COM California with respect to the Reincorporation. California generally affords appraisal rights in sale of assets transactions. Under California law, fair market value is measured as of the day before the first announcement of the terms of a merger, excluding any appreciation or depreciation in stock value resulting from the proposed transaction.

Under Delaware law, appraisal rights are generally not available to stockholders (a) with respect to the sale, lease or exchange of all or substantially all of a corporation’s assets, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities

Dealers, Inc. or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares that are either listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.  Delaware law provides that fair value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

Dissolution

Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s Board of Directors, and this right may not be modified or eliminated by the articles of incorporation. Under Delaware law, dissolution must be approved by the Board of Directors and stockholders holding a majority of the voting power or, if not approved by the Board of Directors, the dissolution must be unanimously approved by the stockholders entitled to vote.

Application of the General Corporation Law of California to Delaware Corporations

Under Section 2115 of the California General Corporation Law, foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California. So long as a Delaware or other foreign corporation is in this category, and it does not qualify for one of the statutory exemptions, it may be subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ and appraisal rights, and inspection of corporate records. See “Significant Differences Between the Corporation Laws of California and Delaware” above. Recent Delaware case law has confirmed that only Delaware law governs the administration of the internal affairs of a Delaware corporation. An exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, and for corporations whose shares are traded on the Nasdaq National Market of the Nasdaq Stock Market. As BIDZ.COM’s shares are not currently listed on a major securities exchange, or the Nasdaq National Market, BIDZ.COM Delaware will not currently be exempt from the provisions of Section 2115 described above. However, upon the initial public offering of the shares of the Company, as described above under “Recent Developments,” it is anticipated that the shares of our Delaware successor, BIDZ.COM Delaware will be listed for trading on the Nasdaq National Market, and that, accordingly, Section 2115 will not apply to us.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of certain federal income tax consequences to holders of BIDZ.COM California capital stock who receive BIDZ.COM Delaware capital stock in exchange for their BIDZ.COM California capital stock as a result of the Reincorporation. No state, local, or foreign tax consequences are addressed herein.

THIS DISCUSSION DOES NOT ADDRESS ALL THE TAX CONSEQUENCES OF THE REINCORPORATION THAT MAY BE RELEVANT TO PARTICULAR BIDZ.COM CALIFORNIA SHAREHOLDERS, INCLUDING WITHOUT LIMITATION DEALERS IN SECURITIES, HOLDERS OF STOCK OPTIONS, AND THOSE BIDZ.COM CALIFORNIA SHAREHOLDERS WHO ACQUIRED THEIR SHARES UPON THE EXERCISE OF STOCK OPTIONS. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Internal Revenue Code of 1986, as amended (the “Code”). The Company believes, however, that: (a) the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (b) no gain or loss will be recognized by holders of capital stock of BIDZ.COM California upon receipt of capital stock of BIDZ.COM Delaware pursuant to the Reincorporation; (c) the aggregate tax basis of the capital stock of BIDZ.COM Delaware received by each shareholder will be the same as the aggregate tax basis of the capital stock of BIDZ.COM California held by such shareholder as a capital asset at the time of the Reincorporation; and (d) the holding period of the capital stock of BIDZ.COM Delaware received by each shareholder of BIDZ.COM California will include the period for which such shareholder held the capital stock of BIDZ.COM California surrendered in exchange therefor, provided that such BIDZ.COM California capital stock was held by such shareholder as a capital asset at the time of the Reincorporation.

PROPOSAL TWO
INDEMNITY AGREEMENTS

Our Board of Directors and shareholders holding a majority of our outstanding voting shares have approved, and upon implementation of the Reincorporation, we intend (through our successor BIDZ.COM Delaware) to enter into, contracts of indemnity in substantially the form attached as Appendix D (the “Indemnity Agreements”), with our directors and certain of our officers, as may be determined from time to time by our successor Board of Directors of BIDZ.COM Delaware.

The Indemnity Agreements provide the contractual right to indemnification to the fullest extent permitted by Delaware law, including indemnification in third party proceedings and derivative actions, advancement of expenses, and reasonable fees of independent legal counsel. See “Principal Terms of Indemnity Agreements” below.

In general, the DGCL provides that a Delaware corporation may indemnify any person who is party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement (unless the action, suit, or proceeding was by or in the right of the corporation); provided such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation is only authorized to indemnify against expenses (including attorneys’ fees) actually and reasonably incurred by a person (and not judgments or settlements) in actions or suits by or in the right of the corporation. Delaware law further provides that, to the extent a director, officer, employee or agent has been successful in defending any action, suit or proceeding on the merits or otherwise, the corporation must indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense of the action, suit or proceeding.

The Certificate of Incorporation and Bylaws of BIDZ.COM Delaware provide that BIDZ.COM Delaware shall indemnify to the fullest extent permitted by the DGCL each officer and director against all expense, liability and loss reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding which such person is or is threatened to be a party to by reason of the fact that such person is or was an officer or director of BIDZ.COM Delaware or is or was serving as a director, officer or trustee of another entity at the request of BIDZ.COM Delaware. The Certificate and Bylaws further provide that BIDZ.COM Delaware may, by action of the Board of Directors and to the extent provided in such action, indemnify employees and other agents of the corporation as though they were officers or directors.

The purpose of the Indemnity Agreements is to provide a contractual basis upon which the directors, officers or other agents with whom BIDZ.COM Delaware enters into such agreements will be entitled to indemnification and advancement of expenses, as set forth in the Indemnity Agreements.

Although approval by our shareholders of the Indemnity Agreements is not required by law, because BIDZ.COM Delaware’s directors and officers (who are currently our directors and officers) are to be parties to the Indemnity Agreements and beneficiaries of the rights conferred thereby, the Board of Directors believes that it is appropriate to submit to our shareholders the proposal to approve the Indemnity Agreements prior to BIDZ.COM Delaware entering into such agreements with its directors, officers, employees and agents. By approving the form of Indemnity Agreements, shareholders may be effectively waiving their rights to object at a later date to the form of the Indemnity Agreements or payments made thereunder. The affirmative vote of the holders of a majority of our outstanding shares entitled to vote was required to approve the Indemnity Agreements. A majority of the outstanding shares approved the Indemnity Agreements by written consent on or about March 27, 2006.

The Indemnity Agreements may be amended from time to time in the future without stockholder approval. In addition, the Board of Directors of BIDZ.COM Delaware may determine, with or without stockholder approval, to enter into a different form of indemnity agreement in the future if the Board of Directors considers it advisable to do so. Neither we nor BIDZ.COM Delaware currently believes that the Indemnity Agreements will have a material adverse impact on our financial condition or the financial condition of BIDZ.COM Delaware.

AUTHORITY FOR AND PURPOSE OF INDEMNITY AGREEMENTS

The Board of Directors believes that the effect of the Indemnity Agreements will be to induce and encourage qualified and experienced individuals to serve as officers and directors of BIDZ.COM Delaware, and to take the business risks necessary for the success of BIDZ.COM Delaware. The purpose of such agreements is to (i) provide executive officers and directors of BIDZ.COM Delaware additional rights to indemnification and advancement of expenses beyond those provided by Section 145 of the DGCL, (ii) provide such persons with contractual rights to indemnification and advancement of expenses in circumstances where such indemnification and advancement would otherwise be in the discretion of the Board of Directors, and (iii) protect persons party to Indemnity Agreements from subsequent adverse changes to the indemnification provisions contained in BIDZ.COM Delaware’s Certificate of Incorporation and Bylaws.

RIGHTS AND AUTHORIZATIONS UNDER DELAWARE LAW

Third Party Proceedings

Section 145(a) of the DGCL authorizes a Delaware corporation to indemnify any person who is or was a party or is threatened to be a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner reasonable believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Derivative Actions

Section 145(b) of the DGCL further provides that a Delaware corporation may indemnify any person who is or was a party or is threatened to be a party to any threatened, pending or completed action, suit or proceeding in the right of the corporation to procure a judgment in the corporation’s favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of the derivative action if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation.

Prohibited Indemnification

Under Delaware law, indemnification may not be provided for any claim, issue or matter as to which a person has been adjudged liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Compulsory Indemnification

If a director, officer, employee or agent of BIDZ.COM Delaware has been successful on the merits or otherwise in the defense of any action, suit or proceeding discussed above, or in the defense of any claim, issue or matter therein, BIDZ.COM Delaware must indemnify that person against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense.

Authorization Required for Discretionary Indemnification

Any discretionary indemnification may be made by BIDZ.COM Delaware only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the person has met the applicable standard of conduct set forth in the DGCL. The determination must be made by (i) the stockholders, (ii) the Board of Directors by a majority vote of directors who were not parties to the action or proceeding (even if less than a quorum), (iii) by a committee of directors who were not parties to the action or proceeding designated by a majority vote of such directors (even if less than a quorum), or (iv) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion.

Advancement of Expenses

The DGCL also permits Delaware corporations to advance expenses incurred in the defense of a civil, criminal, administrative or investigative action, suit or proceeding, in advance of the final disposition, provided the party seeking indemnification if such party is an officer or director of the corporation, undertakes to repay the amounts advanced if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the corporation. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be paid upon such terms and conditions, if any, as the corporation deems appropriate.

Non-Exclusivity

The DGCL contains a “non-exclusivity” provision, which provides that the rights to indemnification and advancement of expenses does not exclude any rights to which a person seeking such indemnification or advancement may be entitled under the Bylaws, any agreement, vote of stockholders or disinterested directors, or otherwise. The provision permits Delaware corporations, among other things, to enter into separate indemnity agreements with their officers, directors, employees and other agents.

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES AND LIMITATIONS OF LIABILITY CURRENTLY AUTHORIZED BY BIDZ.COM DELAWARE

Certain provisions of BIDZ.COM Delaware’s Certificate of Incorporation and Bylaws authorize the indemnification of, and advancement of expenses to, its directors and officers. Other provisions limit the liability of directors. The following summary of the applicable provisions of the Certificate of Incorporation and the Bylaws of BIDZ.COM Delaware does not purport to be complete, and is subject to, and qualified in its entirety by reference to such documents attached hereto as Appendices B and C respectively. Stockholders are encouraged to read the Certificate of Incorporation and Bylaws in their entirety.

Article 5 of BIDZ.COM Delaware’s Certificate of Incorporation provides that a director shall not be personally liable to BIDZ.COM Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL (relating to unlawful payment of dividends, stock purchases or redemptions), or (d) for any transaction in which the director derived an improper personal benefit. That Article further provides that if the DGCL is amended to authorize action further limiting the personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the DGCL as amended. Article 5 also provides that any repeal or modification of that Article will not adversely affect any right or protection of a director of BIDZ.COM Delaware existing at the time of such repeal or modification.

Article 8 of the Certificate of Incorporation, and Article VI of the Bylaws each provides that BIDZ.COM Delaware shall indemnify and hold harmless each “indemnitee” (as defined below) to the fullest extent permitted by the DGCL against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee by reason of the fact that the person was a director, officer, employee or agent of the corporation, or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise; provided, however, that except for claims by the indemnitee against the corporation to enforce the corporation’s indemnification obligations, BIDZ.COM Delaware is obligated to indemnify the indemnitee in connection with proceedings initiated by the indemnitee only if the proceeding was authorized by the Board of Directors. For purposes of the Certificate and Bylaws, the term “indemnitee” means each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was an officer or director of BIDZ.COM Delaware or who was or is or was serving at the request of BIDZ.COM Delaware as a director, officer or trustee of another corporation, a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan.

The Certificate of Incorporation and Bylaws also provide that BIDZ.COM Delaware shall pay the expenses (including attorneys’ fees) of an indemnitee as such expenses are incurred and in advance of the final disposition of the proceeding. If the DGCL so requires, an advancement of expenses incurred by an indemnitee in his or her capacity as an officer or director will be made only upon a delivery by the indemnitee of an undertaking, by or on such person’s behalf, to repay all amounts so advanced if it is determined by final judicial decision that such person was not entitled to be indemnified for such expenses. The DGCL also provides that if the indemnitee is successful on the merits or otherwise, BIDZ.COM Delaware shall indemnify him or her against expenses actually and reasonably incurred in the defense of the proceeding.

The Certificate of Incorporation and Bylaws provide that BIDZ.COM Delaware may also grant indemnification rights to employees and other agents to the fullest extent of the provisions regarding indemnification of officers and directors, to the extent approved by the Board of Directors.

Like the DGCL, the Certificate of Incorporation and Bylaws provide that the rights to indemnification thereunder are not exclusive of any other rights that any person may have or may acquire by statute, other provisions in the Certificate of Incorporation and Bylaws, agreement, vote of stockholders or directors, or otherwise.

PRINCIPAL TERMS OF THE INDEMNITY AGREEMENTS

The following is a summary of the principal terms of the Indemnity Agreements of BIDZ.COM Delaware, a form of which is attached as Appendix D hereto. The following summary does not purport to be a complete description of the terms of the Indemnity Agreements, and shareholders are urged to read the form of the Indemnity Agreement in its entirety.

The Indemnity Agreements provide for indemnification similar to the current Certificate of Incorporation and Bylaws of BIDZ.COM Delaware. The Indemnity Agreements provide that BIDZ.COM Delaware will indemnify the Indemnitee party thereto to the fullest extent permitted by the DGCL as in effect on the date the Indemnitee enters into the Indemnity Agreement, or as may be amended from time to time, but in the case of any amendment, only to the extent that the amendment permits BIDZ.COM Delaware to provide broader indemnification rights than the DGCL permitted prior to such amendment. The Indemnity Agreements provide that no indemnification may be paid to the Indemnitee (i) if a court determines, by final decision, that such indemnification is not lawful; (ii) on account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 or similar provisions of any federal, state or local law; (iii) in connection with any action, suit or proceeding initiated or brought voluntarily by the Indemnitee and not by way of a defense, except a proceeding to enforce the Indemnitee’s rights under the Indemnity Agreement, unless the action, suit or proceeding was authorized by the Board of Directors; (iv) with respect to any action, suit or proceeding brought by or on behalf of BIDZ.COM Delaware that is authorized by the Board of Directors, except as otherwise provided in the Indemnity Agreement; or (v) for which payment is made to the Indemnitee under a valid and collectible insurance policy or a valid and enforceable indemnity clause, bylaw or agreement.

With respect to indemnification for claims made against the Indemnitee (other than proceedings by or in the name of BIDZ.COM Delaware), the Indemnity Agreements require BIDZ.COM Delaware to indemnify the Indemnitee against all judgments, fines, amounts paid in settlement by or on behalf of the Indemnitee and all Expenses (as defined in the Indemnity Agreements) actually and reasonably incurred by the Indemnitee in connection with any Proceeding (as defined in the Indemnity Agreements) to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that he or she is or was a director, officer, employee or agent of BIDZ.COM Delaware, or is or was serving at the request of BIDZ.COM Delaware as a director, officer, employee or agent of any other entity, provided that the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

With respect to indemnification for claims made against the Indemnitee by or in the name of BIDZ.COM Delaware, BIDZ.COM Delaware shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by him or her in connection with such Proceeding if the Indemnitee acted in good faith and in a manner he or she believed to be in or not opposed to the best interests of BIDZ.COM Delaware. Indemnification is not permitted with respect to any claim, issue or matter as to which Delaware law expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the Company, unless, and the only to the extent that, the Court of Chancery or the court in which the action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, the Indemnitee is entitled to indemnification for such Expenses as the court deems proper.

The Indemnity Agreements provide that, if the Indemnitee is entitled to indemnification under the agreement for some or a portion of the judgments, fines, amounts paid in settlement or Expenses actually and reasonably incurred, but not for the total amount thereof, that BIDZ.COM Delaware will indemnify the Indemnitee for that portion of the judgments, fines, amounts paid in settlement and Expenses to which the Indemnitee is entitled.

Further, to the extent permitted by law, BIDZ.COM Delaware will indemnify an Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf if the Indemnitee appears as a witness or otherwise incurs legal expenses in any threatened, pending or completed legal, administrative, investigative or other proceeding or matter to which the Indemnitee is neither a party nor threatened to be made a party, as a result of or related to the Indemnitee’s service as an officer, director, employee or agent of BIDZ.COM Delaware or any other enterprise of which Indemnitee is or was serving at the request of BIDZ.COM Delaware as a director, officer, employee or agent.

Upon making a request for indemnification under an Indemnity Agreement, the Indemnitee is presumed to be entitled to indemnification under the Indemnity Agreement, and BIDZ.COM Delaware has the burden of proof in making any determination contrary to the presumption. The termination of any Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere does not in itself create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe his or her conduct was unlawful, nor shall it otherwise adversely affect the rights of the Indemnitee to indemnification, except as otherwise set forth in the Indemnity Agreements. For purposes of determining whether the Indemnitee acted in good faith, the Indemnitee is deemed to have acted in good faith if his or her action is based on the records or books of account of the Company, including financial statements, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or the Board or counsel selected by any committee of the Board or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser, investment banker or other expert selected with the reasonable care by the Company or the Board or any committee of the Board.

The Indemnity Agreements require BIDZ.COM Delaware to make the determination as to whether the Indemnitee is entitled to indemnification within 60 calendar days after receipt of a written request for indemnification and, if it is determined that the Indemnitee is entitled to indemnification, to pay such amounts due within ten days of the determination. The determination shall be made by (a) the Board of Directors, by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum, (b) a committee of Disinterested Directors designated by a majority vote of such directors (whether or not such majority constitutes a quorum), (c) if there are no Disinterested Directors, or if the Disinterested Directors direct, by independent counsel in a written opinion to the Board, or (d) the stockholders of BIDZ.COM Delaware. The term “Disinterested Director” means a director of BIDZ.COM Delaware who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

All agreements and obligations of BIDZ.COM Delaware contained in the Indemnity Agreements continue during the period the Indemnitee is a director, officer, employee or agent of BIDZ.COM Delaware or is serving at the request of BIDZ.COM Delaware as a director, officer, employee or agent of another entity, and will continue thereafter with respect to any possible claims based on the fact that he or she was a director, officer, employee or agent of BIDZ.COM Delaware or such other entity.

To the extent that BIDZ.COM Delaware maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of BIDZ.COM Delaware or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of BIDZ.COM Delaware, the Indemnity Agreements provide that the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

The Indemnity Agreements provide that, to the fullest extent permissible under applicable law, if the indemnification provided for in the Indemnity Agreements is unavailable to the Indemnitee for any reason whatsoever, BIDZ.COM Delaware, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by the Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under the Indemnity Agreements, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by BIDZ.COM Delaware and the Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of BIDZ.COM Delaware (and its directors, officers, employees and agents) and the Indemnitee in connection with such event(s) and/or transaction(s).

With respect to any Proceeding for which the Indemnitee notifies BIDZ.COM Delaware that he or she believes indemnification will be sought from BIDZ.COM Delaware under the Indemnity Agreement, BIDZ.COM Delaware will be entitled to participate in the Proceeding at its own expense, and, to the extent that it may wish, BIDZ.COM Delaware, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee, and after notice from BIDZ.COM Delaware of its election so to assume the defense thereof, BIDZ.COM Delaware shall not be liable to the Indemnitee under the Indemnity Agreement for any expenses of counsel subsequently incurred by the Indemnitee in connection with the defense thereof unless (a) the employment of counsel by the Indemnitee has been authorized by BIDZ.COM Delaware, (b) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between BIDZ.COM

Delaware and the Indemnitee in the conduct of the defense of such action, or (c) BIDZ.COM Delaware shall not within 60 calendar days of receipt of notice from the Indemnitee in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of the Indemnitee’s counsel shall be at the expense of BIDZ.COM Delaware. BIDZ.COM Delaware is not entitled to assume the defense of any Proceeding brought by or on behalf of BIDZ.COM Delaware or as to which the Indemnitee has reasonably concluded that there may be a conflict of interest between BIDZ.COM Delaware and the Indemnitee in the conduct of the defense of such action. If BIDZ.COM Delaware assumes the defense of a Proceeding, then it is not liable to indemnify the Indemnitee under the Indemnity Agreement for any amounts paid in settlement of any Proceeding effected without BIDZ.COM Delaware’s written consent. BIDZ.COM Delaware is not permitted to settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to the Indemnitee without Indemnitee’s written consent, provided that neither BIDZ.COM Delaware nor the Indemnitee will unreasonably withhold its consent to any proposed settlement.

Like all indemnification obligations, BIDZ.COM Delaware’s obligations under the Indemnity Agreements could have a significant impact on BIDZ.COM Delaware’s financial condition in the event that major litigation were initiated against directors, officers or other Indemnitees. In such an event, BIDZ.COM Delaware’s obligations under the Indemnity Agreements are not conditioned on its ability to pay or on the effect of such payment obligations on BIDZ.COM Delaware’s financial condition. Neither the Company nor BIDZ.COM Delaware is aware of any pending or threatened claim against the Company’s or BIDZ.COM Delaware’s directors or officers for which indemnification may be sought pursuant to the Indemnity Agreements.

VOTE REQUIRED FOR APPROVAL OF THE INDEMNITY AGREEMENTS

As discussed above, shareholder ratification or approval of the Indemnity Agreements is not required by law. Nevertheless, because BIDZ.COM Delaware directors and officers (who are currently the directors and officers of the Company) are parties to the Indemnity Agreements and are the beneficiaries of the rights conferred by such agreements, our Board of Directors believes that it is appropriate to submit to the shareholders the proposal to approve the Indemnity Agreements. The affirmative vote of the holders of a majority of the shares of our outstanding Common Stock was required to approve the Indemnity Agreements, and such approval was obtained by the written consent of shareholders owning a majority of the Company’s outstanding Common Stock on or about March 27, 2006.

PROPOSAL THREE
APPROVAL OF 2006 STOCK AWARD PLAN

Our Board of Directors, and shareholders holding a majority of the shares of our outstanding voting stock, have adopted our 2006 Stock Award Plan (the “2006 Plan”) effective March 15, 2006.  Upon the Effective Date of the Reincorporation, pursuant to the Merger Agreement, BIDZ.COM Delaware will assume all obligations under, and will continue in effect the 2006 Plan.  A copy of the 2006 Plan is attached as Annex E.  The following summary of the applicable provisions of the 2006 Plan does not purport to be complete, and is subject to, and qualified in its entirety by reference to Annex E. Our shareholders are encouraged to read the 2006 Plan in its entirety.

                Background and Purpose

                The terms of the plan provide for grants of stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property. The purpose of the 2006 Plan is to assist us in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and consultants by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

                General Terms of the 2006 Plan; Shares Available for Issuance

                The 2006 Plan provides for the granting of awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, shares of restricted common stock, bonus stock in lieu of obligations, or other stock-based awards to employees, directors, and independent contractors who provide valuable services to our company. The total number of shares of our common stock that may be subject to awards under the 2006 Plan is equal to 1,000,000 shares, plus (i) the number of shares with respect to which awards previously granted under the 2001 Plan and the 2002 Plan that terminate without the issuance of the shares or where the shares are forfeited or repurchased; (ii) any shares available for grant in the share reserve of the 2001 Plan as of the date the 2006 Plan is approved by the stockholders; (iii) with respect to awards granted under the plans, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iv) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the existing plans. If any award previously granted under the 2006 Plan is forfeited, terminated, canceled, surrendered, does not vest, or expires without having been exercised in full, stock not issued under such award will again be available for grant for purposes of the 2006 Plan. If any change is made in the stock subject to the 2006 Plan, or subject to any award granted under the 2006 Plan (through consolidation, spin-off, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, or otherwise), the 2006 Plan provides that appropriate adjustments will be made as to the aggregate number and type of shares available for awards, the maximum number and type of shares that may be subject to awards to any individual, the number and type of shares covered by each outstanding award, the exercise price, grant price or purchase price relating to any award, and any other aspect of any award that the Board of Directors or Compensation Committee determines appropriate.

                The 2006 Plan provides that it is not intended to be the exclusive means by which we may issue options to acquire our common stock or any other type of award. To the extent permitted by applicable law and the rules and regulations of the Nasdaq National Market, we may issue other options, warrants, or awards other than pursuant to the 2006 Plan without stockholder approval.

                Limitations on Awards

                In the event that a dividend or other distribution (whether in cash, shares of our common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the plan administrator is authorized to substitute, exchange, or adjust any or all of (1) the number and kind of shares that may be delivered under the plan, (2) the per person limitations described in the preceding paragraph, and (3) all outstanding awards, including adjustments to exercise prices of options and other affected terms of awards. The plan administrator is authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

                Eligibility

                The persons eligible to receive awards under the plan consist of directors, officers, employees, and independent contractors of our company and those of our affiliates. However, incentive stock options may be granted under the plan only to our employees, including officers, and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the plan.

                Administration

                Our Board of Directors administers the plan, unless the Board delegates administration to a committee. Our Board has delegated administration of the plan to the Compensation Committee. Together, our Board of Directors and the Compensation Committee are referred to as the plan administrator. The Compensation Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m), and independent as defined by Nasdaq or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the plan, and make all other determinations that may be necessary or advisable for the administration of the plan. Stock Options and

                Stock Appreciation Rights

                The plan administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and nonqualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date of a stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and the per share grant price of a stock appreciation right must not be less than the fair market value of a share of our common stock on the grant date and the per share exercise price of an ISO must not be less than 100% of the fair market value of a share of our common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights on or following termination of employment or service, except that no stock option or stock appreciation right may have a term exceeding 10 years. Stock options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the plan administrator otherwise determines will not cause us a financial accounting charge), and outstanding awards or other property having a fair market value equal to the exercise price, as the plan administrator may determine from time to time. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights. Stock appreciation rights under the plan may include “limited stock appreciation rights” exercisable for a stated period of time after we experience a change in control or upon the occurrence of some other event specified by the plan administrator, as discussed below.

                Restricted and Deferred Stock

                The plan administrator is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the plan administrator. An award of deferred stock confers upon a participant the right to receive shares of our common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

                Bonus Stock and Awards in Lieu of Cash Obligations

                The plan administrator is authorized to grant shares of our common stock as a bonus free of restrictions for services performed for us or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the plan or other plans or compensatory arrangements, subject to such terms as the plan administrator may specify.

                Other Stock-Based Awards

                The plan administrator is authorized to grant awards under the plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

                Performance Awards

                The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the plan administrator. In addition, the plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as “performance based” compensation not subject to the limitation on tax deductibility by us under Section 162(m) of the Internal Revenue Code, or the Code. For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and our four most highly compensated officers as of the end of a taxable year as disclosed in our filings with the SEC. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by the Compensation Committee, it will not be exercised by our Board of Directors.

                Subject to the requirements of the plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our financial statements, or those of our affiliates, or those of our business units or affiliates (except with respect to the total stockholder return and earnings per share criteria), will be used by the plan administrator in establishing performance goals for such performance awards (including for awards designed to comply with the performance-based compensation exception to Section 162(m)): (i) total stockholder return, (ii) total stockholder return compared to total return (on a comparable basis) of a publicly available index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation, and amortization; (vi) pretax operating earnings after interest expense but before bonuses and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) cash flow from operations; and (xiv) ratio of debt to stockholders’ equity. In granting performance awards, the plan administrator may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of the business criteria described in the plan. During the first 90 days of a performance period, the plan administrator will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

                After the end of each performance period, the plan administrator (which will be the Compensation Committee for awards intended to qualify as performance-based for purposes of Section 162(m)) will determine (a) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (b) the amount of any other potential performance awards payable to participants in the plan. The plan administrator may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

                Other Terms of Awards

                Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator. Awards under the plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. The plan administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 under the Securities Exchange Act of 1934.

                The plan administrator may grant awards in exchange for other awards under the plan or under other of our compensation plans, or other rights to payment from us, and may grant awards in addition to or in tandem with such other awards or rights. In addition, the plan administrator may cancel awards granted under the plan in exchange for a payment of cash or other property. The terms of any exchange of or purchase of an award will be determined by the plan administrator in its sole discretion.

                Acceleration of Vesting; Change in Control

                The plan administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control,” as defined in the plan. In addition, the plan administrator may provide in an award agreement or employment agreement that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any “change in control.” The plan administrator may, in its discretion and without the consent of the participant, either (i) accelerate the vesting of all awards in full or as to some percentage of the award to a date prior to the effective date of the “change in control;” or (ii) provide for a cash payment in exchange for the termination of an award or any portion of an award where such cash payment is equal to the fair market value of the shares that the participant would receive if the award were fully vested and exercised as of such date, less any applicable exercise price. The plan administrator will determine whether each award is assumed, continued, substituted, or terminated. In connection with a “change in control,” we may assign to the acquiring or successor company any repurchase rights associated with any awards, and the plan administrator may provide that any repurchase rights held by us associated with such awards will lapse in whole or in part contingent upon the “change in control.”

                In the event of a “corporate transaction” (as defined in the plan), the acquiror may assume or substitute for each outstanding stock award. If the acquiror does not assume or substitute for an outstanding stock option, such stock option will terminate immediately prior to the close of such corporate transaction to the extent the option is not exercised.

                Amendment and Termination

                Our Board of Directors may amend, alter, suspend, discontinue, or terminate the plan or the plan administrator’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the plan will terminate on the earlier of (i) 10 years after its adoption by our Board of Directors or (ii) such time as no shares of our common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan. Amendments to the plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.

                Federal Income Tax Consequences of Awards

                The information set forth below is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules, and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

                Generally, there is no taxation upon the grant of a nonqualified stock option. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

                Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

                The plan provides for the grant of stock options that qualify as “incentive stock options,” which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

                If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

                For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition will be included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

                We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

                Stock Awards

                Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

                The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

                Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

                Stock Appreciation Rights

                We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options, which we refer to as tandem stock appreciation rights, under the plan.

                With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

                With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the stand-alone stock appreciation rights. If the recipient elects to exercise the underlying option, the recipient will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above).

                Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

                Section 162 Limitations

                Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC.

                Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of the Board of Directors consisting solely of “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in the previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

                The regulations under Section 162(m) require that the directors who serve as members of the committee must be “outside directors.” The plan provides that directors serving on the committee must be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) our current employees or those of one of our affiliates, (ii) our former employees or those of one of our affiliates who receive compensation for past services (other than benefits under a tax-qualified pension plan), (iii) our current and former officers or those of one of our affiliates, (iv) directors currently receiving direct or indirect remuneration from us or one of our affiliates in any capacity other than as a director, and (v) any other person who is not otherwise considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

                Section 409A of the Code.

                Awards of stock options, restricted stock, performance awards, and stock appreciation rights may, in some cases, result in deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that deferrals of these awards fail to meet the requirements of Section 409A, these awards may be subject to immediate taxation and penalties. All Awards granted under the 2006 Plan will be designed and administered in such manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.

OUR BENEFIT PLANS OTHER THAN THE 2006 PLAN

                2001 Stock Option Plan

                During January 2001, our Board of Directors adopted the Bidz.com, Inc. Stock Option Plan (the “2001 Plan”). The 2001 Plan provides for the grant of incentive and nonqualified stock options to acquire our common stock to directors, executive officers, employees, consultants, and others providing valuable services to our company. The purpose of the 2001 Plan is to strengthen the mutuality of interests of those persons and our stockholders by providing such individuals with a proprietary interest in pursuing our long-term growth and financial success. We believe that the 2001 Plan represents an important factor in attracting, retaining, and rewarding qualified personnel.

                Awards or portions of awards that terminate, expire, or are otherwise forfeited will again be available for further awards under the 2001 Plan. We have reserved for issuance 900,000 of shares of common stock pursuant to the 2001 Plan. As of December 31, 2005, options to purchase 792,000 shares of common stock were outstanding, no shares of common stock have been issued upon exercise, and there were 108,000 shares of common stock remaining available for grant. No further grants will be made under the 2001 Plan. We intend to make future grants under our 2006 Stock Award Plan.

                The power to administer the 2001 Plan rests with a committee appointed by our Board of Directors consisting of members of our Compensation Committee and any other members as determined by our Board of Directors. The committee has the power to determine the timing and recipients of awards, the form and amount of each award, and the terms and conditions for the grant or exercise. The committee may delegate its authority under the 2001 Plan to persons other than members of the committee other than executive officers. The exercise price per share of common stock underlying options granted under the 2001 Plan may not be less than 110% of the fair market value of the common stock if the option holder is a holder of 10% or more of our common stock, and 100% of the fair market value of the common stock in the case of any other employee. Except for options granted to our executive officers, directors, and consultants, options must become exerciseable at a rate of no less than 20% per year over five years from the date the options are granted.

                In the event of any change in the capitalization of our company, by way of stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification, the committee may make appropriate adjustments for the aggregate number of shares of common stock issuable under the 2001 Plan, and appropriate provision for the protection of the outstanding options.

                The 2001 Plan will remain in effect until January 2011, or will terminate earlier if all shares subject to it are distributed, or until all awards have expired or lapsed, or until otherwise terminated by our Board of Directors. Our Board of Directors may not, however, without the approval of a majority of our stockholders, amend provisions of the 2001 Plan regarding (i) the class of individuals entitled to receive incentive stock options; (ii) the number of shares of our common stock that may be issued under the 2001 Plan (except for adjustments made upon a change in our capitalization); and (iii) certain modifications in the 2001 Plan relating to our executive officers. The 2001 Plan is not intended to be the exclusive means by which we may issue options to acquire our common stock. To the extent permitted by applicable law and Nasdaq requirements, we may issue options other than pursuant to the 2001 Plan with or without stockholder approval.

                Upon the Effective Date of the Reincorporation, pursuant to the Merger Agreement, BIDZ.COM Delaware will assume all obligations under, and will continue in effect the 2001 Plan.

                2002 Special Stock Option Plan

                During December 2002, our Board of Directors adopted the Bidz.com, Inc. 2002 Special Stock Option Plan, or the 2002 Plan. The 2002 Plan provides for the grant of options to acquire our common stock to directors, executive officers, employees, consultants, and others providing valuable services to our company. The purpose of the 2002 Plan is to strengthen the mutuality of interests of those persons and our stockholders by providing such individuals with a proprietary interest in pursuing our long-term growth and financial success. We believe that the 2002 Plan represents an important factor in attracting, retaining, and rewarding qualified personnel.

                Awards or portions of awards that terminate, expire, or are otherwise forfeited will again be available for further awards under the 2002 Plan. We have reserved for issuance 1,500,000 shares of common stock pursuant to the 2002 Plan. As of December 31, 2005, options to purchase 1,500,000 shares of common stock were outstanding, and there were no shares of common stock issued upon exercise of outstanding options or remaining available for grant.

                The power to administer the 2002 Plan rests with a committee appointed by our Board of Directors consisting of members of our Compensation Committee and any other members as determined by our Board of Directors. The committee has the power to determine the timing and recipients of awards, the form and amount of each award, and the terms and conditions for the grant or exercise. The committee may delegate its authority under the 2002 Plan to persons other than members of the committee other than executive officers. The exercise price per share of common stock underlying options granted under the 2002 Plan, the vesting requirements, and the other terms of options granted under the 2002 Plan will be determined by the committee in its sole discretion, subject to approval by our Board of Directors.

                In the event of any change in the capitalization of our company, by way of stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification, the committee may make appropriate adjustments for the aggregate number of shares of common stock issuable under the 2002 Plan, and appropriate provision for the protection of the outstanding options.

                The 2002 Plan will remain in effect until December 2012, or will terminate earlier if all shares subject to it are distributed, or until all awards have expired or lapsed, or until otherwise terminated by our Board of Directors. The 2002 Plan is not intended to be the exclusive means by which we may issue options to acquire our common stock. To the extent permitted by applicable law and Nasdaq requirements, we may issue options other than pursuant to the 2002 Plan with or without stockholder approval.

                Upon the Effective Date of the Reincorporation, pursuant to the Merger Agreement, BIDZ.COM Delaware will assume all obligations under, and will continue in effect the 2002 Plan.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

                The following table sets forth, for the periods indicated, the total compensation for services in all capacities to us received by our Chief Executive Officer and two other executive officers whose aggregate compensation exceeded $100,000 during the fiscal year ended December 31, 2005.

Summary Compensation Table

				Long-Term Compensation Awards
				Securities
Name and Principal	Annual Compensation (1)			Underlying
Position	Year	Salary ($)	Bonus ($)	Options (#)(2)
David Zinberg	2005	$240,000	$200,000	230,000
President and Chief Executive Officer	2004	240,000	280,000	6,000,000
	2003	240,000	200,000	—

Lawrence Y. Kong	2005	200,000	100,000	100,000
Chief Financial Officer, Secretary, and Treasurer	2004	120,000	80,000	—
	2003	120,000	80,000	250,000

Claudia Y. Liu	2005	100,000	1,000	25,000
Vice President of Operations	2004	73,750	—	—
	2003	49,667	—	100,000

(1) The officers also received certain perquisites, the value of which did not exceed 10% of the annual salary and bonus.

(2) The options were granted at a per share exercise price equal to the fair market value of our common stock on the date of grant, as determined by our Board of Directors. All of these options were vested and exercisable immediately upon grant.

Option Grants

                The following table sets forth certain information with respect to stock options granted to the officers listed during the fiscal year ended December 31, 2005.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of	Percent of			Potential Realizable Value At
	Securities	Total Options			Assumed Annual Rates of
	Underlying	Granted to	Exercise		Stock Price Appreciation
	Options	Employees in	Price Per	Expiration	for Option Term (3)
Name	Granted	Fiscal Year	Share (1)	Date (2)	5%	10%
David Zinberg	230,000	33.9%	$6.00	11/28/10	$381,269	$842,504
Lawrence Y. Kong	100,000	14.7	6.00	11/28/10	165,769	366,306
Claudia Y. Liu	25,000	3.7	6.00	11/28/10	41,442	91,577

(1) The exercise prices of all stock options granted were at prices believed by our Board of Directors to be equal to the fair market value of our common stock on the date of grant.

(2) All options were vested and exercisable immediately upon grant.

(3) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. There is presently no public trading market for our common stock. Accordingly, the calculated hypothetical realizable values are based on a $6.00 per share price, which represents the last price at which our common stock was sold. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

Option Values and Holdings

                The following table describes, for each of the listed officers, the exercisable and unexercisable options held by them as of December 31, 2005. The “Value of Unexercised In-the-Money Options at Fiscal Year-End” shown in the table represents an amount equal to the difference between $6.00 per share and the option exercise price multiplied by the number of unexercised in-the-money options. None of the officers listed exercised any options during fiscal 2005.

Aggregated Option Exercises and Year-End Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
David Zinberg	6,230,000	—	$	$
Lawrence Y. Kong	350,000	—
Claudia Y. Liu	200,000	—

Employment Agreements with Executive Officers

                On November 1, 2002, we entered into an employment agreement with David Zinberg, our President and Chief Executive Officer. The agreement provides for an initial term of five years beginning November 1, 2002 and ending on October 31, 2007, with automatic annual extensions unless terminated by us or Mr. Zinberg upon 60 days prior written notice from the anniversary of the commencement date. The agreement also provides for an annual base salary of $240,000, discretionary bonuses, and stock options to purchase our common stock.

                The agreement provides that Mr. Zinberg’s employment may be terminated by (i) mutual written consent of the parties, (ii) Mr. Zinberg in his sole discretion for a material breach by us of the agreement, (iii) us for “cause,” or (iv) upon the death or complete physical or mental disability of Mr. Zinberg. In the event of termination of Mr. Zinberg’s employment by us for cause, we will pay Mr. Zinberg any remaining base salary through the effective date of the termination plus any benefits under other bonus or stock plans or programs in which he has a vested interest at the date of termination, and all unvested stock options held by Mr. Zinberg will automatically vest. In the event we terminate Mr. Zinberg’s employment for reasons other than those set forth above, he will be entitled to a lump sum payment equal to the sum of his entire remaining annual base salary and any accrued but unpaid bonus through the end of the term of the agreement, all vested stock options held by him at such time will immediately vest, and no severance will be deemed to have occurred under any of our then-existing stock option plans or agreements.

                There are no employment agreements with any of our other executive officers.

Director Compensation

                We grant annually to each non-employee director options to purchase 10,000 shares of our common stock. In addition, non-employee directors will receive additional options for committee service per year over the standard non-employee director compensation: options to purchase an additional 5,000 shares of common stock to the Chairman of the Audit Committee, and options to purchase an additional 2,500 shares of common stock to each member of our Audit Committee (other than the Chairman), Compensation Committee and Corporate Governance and Nominating Committee. We will also reimburse each non-employee director for travel and related expenses incurred in connection with attendance at board and committee meetings and provide $24,000 per member in cash consideration annually for serving on our Board of Directors and an additional $1,000 per member per meeting and an additional $7,500 annually to the Chairman of the Audit Committee. Each non-employee director will also receive an initial grant of options to purchase 20,000 shares of common stock. Employees who also serve as directors will receive no additional compensation for their services as a director.

PRINCIPAL STOCKHOLDERS

                The following table sets forth certain information regarding the beneficial ownership of our common stock on March 15, 2006 by the following:

•              each of our directors and executive officers;

•              all of our directors and executive officers as a group; and

•              each person known by us to own more than 5% of our common stock.

                Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 15, 2006, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based upon 23,312,500 shares of common stock outstanding as of March 15, 2006.

                Except as otherwise indicated and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent Beneficially Owned
Directors and Executive Officers:
David Zinberg	9,772,343	(2)	33.1%
Lawrence Y. Kong	800,000	(3)	3.4
Claudia Y. Liu	800,000	(4)	3.4
Peter G. Hanelt	—	(5)	—
Garry Y. Itkin	680,000	(6)	2.9
Man Jit Singh	—	(5)	—
Directors and executive officers as a group (six persons)	11,252,343		37.6

5% Stockholders:
Marina Zinberg	7,707,657	(7)	33.1
Saied Aframian	1,200,000	(8)	5.2

(1) Except as otherwise indicated, each person may be reached at our company’s address at Bidz.com, Inc., 3562 Eastham Drive, Culver City, California 90232.

(2) Includes 6,230,000 shares issuable upon exercise of vested stock options.

(3) Includes 350,000 shares issuable upon exercise of vested stock options and 200,000 shares issuable upon exercise of vested stock options held by Claudia Y. Liu, Mr. Kong’s spouse.

(4) Includes 200,000 shares issuable upon exercise of vested stock options, 250,000 shares held by Lawrence Y. Kong, Ms. Liu’s spouse, and 350,000 shares issuable upon exercise of vested stock options held by Mr. Kong.

(5) Our Board of Directors intends to grant to each of Messrs. Hanelt and Singh options to purchase 20,000 shares of our common stock upon the effective date of the initial public offering of our shares referred to in “Recent Developments”, above.

(6) Includes 20,000 shares issuable upon exercise of vested stock options.

(7) Marina Zinberg is the sister of David Zinberg.

(8) Includes 100,000 shares held by Saied Aframian’s wife. Mr. Aframian is an owner of LA Jewelers Inc., one of our principal suppliers. The address for Mr. Aframian is c/o LA Jewelers Inc., 640 S. Hill St. Suite #354, Los Angeles, California 90014.

SECURITIES ACT CONSEQUENCES

The shares of the BIDZ.COM Delaware common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933. In that regard, BIDZ.COM Delaware is relying on Rule145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of that rule by the SEC, which indicate that the making of certain changes in the Company’s Articles of Incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the Reincorporation, BIDZ.COM Delaware will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that we have previously filed and provided.  Stockholders holding restricted shares of our common stock will have shares of BIDZ.COM Delaware common stock that are subject to the same restrictions on transfer as those to which their present shares are subject, and their stock certificates, if surrendered for replacement certificates representing shares of BIDZ.COM Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates.  For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of BIDZ.COM Delaware common stock on the date full payment of the purchase price was made for the shares of BIDZ.COM California common stock.  In summary, BIDZ.COM Delaware and its stockholders will be in the same respective positions under Rule 144 after the merger as were we and our shareholders prior to the merger.

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been our director or officer at any time since the beginning of the last fiscal year, nominee for election as our director, nor associate of the foregoing persons has any substantial interest, direct or indirect, in our change of state of incorporation that differs from that of any other of our shareholders. None of our directors is opposed to the Reincorporation. With regard to the form of Indemnity Agreement, because the officers and directors of BIDZ.COM Delaware (who are currently our officers and directors) will enter into an Indemnity Agreement with BIDZ.Com Delaware, each of our officers and directors may be deemed to have a personal interest in the proposal relating to the Indemnity Agreements.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed a Registration Statement on Form S-1 (the “Registration Statement”) with the SEC relating the initial public offering of our common stock.  For further information with respect to our company and the common stock offered, we refer you to the Registration Statement, the prospectus included therein, and the exhibits and schedules filed therewith.

We file annual, quarterly, and current reports, proxy statements, and registration statements, including the Registration Statement, with the SEC.  Anyone may read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC in Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of all or any part of the Registration Statement may be obtained from that facility upon payment of the prescribed fees.  The public may obtain information on the operation of the public reference facility by calling the SEC at 1-800-SEC-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, registration statements, including the Registration Statement, and other information regarding registrants that file electronically with the SEC.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is dated as of March 15, 2006 (the “Agreement”) by and between BIDZ.com, Inc., a Delaware corporation (“BIDZ.COM Delaware”) and BIDZ.com, Inc., a California corporation (“BIDZ.COM California”). BIDZ.COM Delaware and BIDZ.COM California are sometimes referred to herein as the “Constituent Corporations”.

W I T N E S S E T H:

WHEREAS, BIDZ.COM Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 104,000,000 shares, 100,000,000 of which are designated common stock, par value $0.001 per share (“Common Stock”), and 4,000,000 of which are designated preferred stock, par value $0.001 per share (“Preferred Stock”). On March 15, 2006, 100 shares of Common Stock were issued and outstanding, all of which were held by BIDZ.COM California, and no shares of Preferred Stock were issued and outstanding;

WHEREAS, BIDZ.COM California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 75,000,000 shares of common stock, consisting of 50,000,000 shares of common stock, no par value per share, and 25,000,000 shares of Class B Common Stock, no par value per share (collectively, the “Common Stock”), and 4,000,000 shares of preferred stock, no par value per share (“Preferred Stock”). On December 31, 2005, 23,312,500 shares of Common Stock, and no shares of Class B Common Stock or Preferred Stock were issued and outstanding;

WHEREAS, the Board of Directors of BIDZ.COM California has determined that, for the purpose of effecting the reincorporation of BIDZ.COM California into the State of Delaware, it is advisable and in the best interests of BIDZ.COM California and its shareholders that BIDZ.COM California merge with and into BIDZ.COM Delaware upon the terms and conditions herein provided.

WHEREAS, the respective Boards of Directors of BIDZ.COM Delaware and BIDZ.COM California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, BIDZ.COM Delaware and BIDZ.COM California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

MERGER

1.1  Merger.  In accordance with the provisions of this Agreement, the Delaware General Corporation Law (“DGCL”) and the California General Corporation Law, BIDZ.COM California shall be merged with and into BIDZ.COM Delaware (the “Merger”), the separate existence of BIDZ.COM California shall cease and BIDZ.COM Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be BIDZ.com, Inc., and the Surviving Corporation shall be a Delaware corporation under the DGCL.

1.2  Filing and Effectiveness.  The Merger shall become effective when the following actions shall have been completed (such date and time hereinafter referred to as the “Effective Date”):

(a)           All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(b)           An executed Certificate of Merger meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and

(c)           An executed Certificate of Merger meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

1.3.  Effect of the Merger.  Upon the Effective Date, the separate existence of BIDZ.COM California shall cease and BIDZ.COM California shall be merged with and into BIDZ.COM Delaware, and BIDZ.COM Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) shall be subject to all actions previously taken by its and BIDZ.COM California’s Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of BIDZ.COM California in the manner as more fully set forth in Section 259 of the DGCL, including all rights, privileges, immunities, licenses and permits (whether of a public or private nature), and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to BIDZ.COM California, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of BIDZ.COM California, including without limitation, all liabilities and obligations under any and all indemnification agreements between BIDZ.COM California and certain of its directors and officers, in the same manner as if BIDZ.COM Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the California General Corporation Law.

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ARTICLE II

CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

2.1  Certificate of Incorporation.  The Certificate of Incorporation of BIDZ.COM Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.

2.2  Bylaws.  The Bylaws of BIDZ.COM Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3  Directors and Officers.  The directors and officers of BIDZ.COM California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation at and on the Effective Date until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2.4  Indemnification Agreements.  As of the Effective Date, BIDZ.COM Delaware hereby assumes all obligations of BIDZ.COM California under any and all indemnification agreements existing as of the Effective Date by and between BIDZ.COM California and certain directors and officers of BIDZ.COM California arising from any suit, action, proceeding or claim, whether now in existence or arising in the future, against such directors and officers, or any one of them.

ARTICLE III

MANNER OF CONVERSION OF STOCK

3.1  BIDZ.COM California Common Stock.  Upon the Effective Date, each share of BIDZ.COM California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock of the Surviving Corporation.

3.2  BIDZ.COM California Options, Stock Purchase Rights and Convertible Securities.  Upon the Effective Date, the Surviving Corporation shall assume and continue any stock option plans and all other employee benefit plans of BIDZ.COM California. On December 31, 2005, there were options outstanding under BIDZ.COM California’s stock option plans to purchase a total of 8,342,000 shares of Common Stock of BIDZ.COM California. Each outstanding and unexercised option to purchase BIDZ.COM California Common Stock shall become an option to purchase the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock for each share of BIDZ.COM California Common Stock issuable pursuant to any such option on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such BIDZ.COM California option at the Effective Date of the Merger.

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3.3  Reservation of Shares.  A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of BIDZ.COM California Common Stock so reserved immediately prior to the Effective Date.

3.4  Other Employee Benefit Plans.  Upon the Effective Date, the obligations of BIDZ.COM California under or with respect to every plan, trust, program and benefit then in effect or administered by BIDZ.COM California on behalf of or for the benefit of the officers and employees of BIDZ.COM California, including plans, trusts, programs and benefits administered by BIDZ.COM California in which subsidiaries of BIDZ.COM California, their officers and employees currently are permitted to participate, if any (the “Employee Benefit Plans”) shall become the lawful obligations of BIDZ.COM Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

3.5  BIDZ.COM Delaware Common Stock.  Upon the Effective Date, each share of Common Stock of BIDZ.COM Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by BIDZ.COM Delaware or the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.6  Exchange of Certificates.  After the Effective Date, each holder of an outstanding certificate representing shares of BIDZ.COM California Common Stock may, at such holder’s option, surrender the same for cancellation to the transfer agent and registrar for the Common Stock of the Surviving Corporation, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock of the Surviving Corporation into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of BIDZ.COM California Common Stock shall be deemed for all purposes to represent the number of shares of Common Stock of the Surviving Corporation’s Common Stock into which such shares of BIDZ.COM California Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of BIDZ.COM California so converted and given in

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exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

If any certificate for shares of BIDZ.COM Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of BIDZ.COM Delaware that such tax has been paid or is not payable.

ARTICLE IV

GENERAL

4.1  Covenants of BIDZ.COM Delaware.  BIDZ.COM Delaware covenants and agrees that it will, on or before the Effective Date:

(a)           Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably consent to service of process directed to it upon its designated agent as required under the provisions of Section 2105 of the California General Corporation Law;

(b)           File any and all documents with the California Franchise Tax Board necessary for the assumption by BIDZ.COM Delaware of all of the franchise tax liabilities of BIDZ.COM California; and

(c)           Take such other actions as may be required by the California General Corporation Law.

4.2 Shareholder Approval.  It shall be a condition precedent to the effectiveness of the Merger that this Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the DGCL and the California General Corporation Law.

4.3  Further Assurances.  From time to time, as and when required by BIDZ.COM Delaware or by its successors or assigns, there shall be executed and delivered on behalf of BIDZ.COM California such deeds and other instruments, and there shall be taken or caused to be taken by BIDZ.COM Delaware and BIDZ.COM California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by BIDZ.COM Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of BIDZ.COM California and otherwise to carry out the purposes of this Agreement, and the officers and directors of BIDZ.COM Delaware are fully authorized in the name and on behalf of BIDZ.COM California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

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4.4  Abandonment.  At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either BIDZ.COM California or BIDZ.COM Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of BIDZ.COM California or by the sole stockholder of BIDZ.COM Delaware, or by both.

The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would materially and adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

4.5  Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 and the Corporation Service Company is the registered agent of the Surviving Corporation at such address.

4.6  Expenses.  Each party to the transactions contemplated by this Agreement shall pay its own expenses, if any, incurred in connection with such transactions.

4.7  Agreement.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 3562 Eastham Drive, Culver City, CA 90232, and copies thereof will be furnished to any shareholder of either Constituent Corporation upon request and without cost.

4.8  Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

4.9  Counterparts.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of BIDZ.COM Delaware and BIDZ.COM California, is hereby executed on behalf of each of such two corporations by their respective officers thereunto duly authorized.

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BIDZ.COM, INC., a Delaware corporation
By:	/s/ Lawrence Y. Kong

Lawrence Y. Kong, Chief Financial Officer

BIDZ.COM, INC., a California corporation
By:	/s/ Lawrence Y. Kong

Lawrence Y. Kong, Chief Financial Officer

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I, Lawrence Y. Kong, Secretary of BIDZ.com, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certify, as such Secretary, that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of the Corporation and after being signed on behalf of BIDZ.com, Inc., a corporation organized and existing under the laws of the State of California, was duly approved and adopted pursuant to Section 228 of the General Corporation Law of Delaware, by unanimous written consent dated as of March     , 2006 of the stockholder holding 100 shares of the Common Stock of the Corporation, being all of the shares issued and outstanding, which Agreement and Plan of Merger was thereby adopted as the act of the stockholder of the Corporation, and the duly adopted agreement and act of the Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Corporation this     day of May, 2006.

Lawrence Y. Kong

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I, Lawrence Y. Kong, Secretary of BIDZ.com, Inc., a corporation organized and existing under the laws of the State of California (the “Corporation”) hereby certify, as such Secretary, that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of the Corporation and after being signed on behalf of BIDZ.com, Inc., a corporation organized and existing under the laws of the State of Delaware, was duly approved and adopted pursuant to Section 603 of the General Corporation Law of California, by written consent dated as of March     , 2006 of stockholders holding a majority of the outstanding shares of the Common Stock of the Corporation entitled to vote thereon, which Agreement and Plan of Merger was thereby adopted as the act of the stockholders of the Corporation, and the duly adopted agreement and act of the Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Corporation this      day of May, 2006.

Lawrence Y. Kong

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APPENDIX B

CERTIFICATE OF INCORPORATION

OF

BIDZ.COM, INC.

ARTICLE 1

The name of the corporation is BIDZ.com, Inc. (the “Corporation”).

ARTICLE 2

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle. The name of the registered agent of the Corporation is Corporation Service Company.

ARTICLE 3

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4

The Corporation shall have the authority to issue an aggregate of 100,000,000 shares of common stock, each with a par value of $.001 per share (the “Common Stock”), and an aggregate of 4,000,000 shares of preferred stock, each with a par value of $.001 per share, undesignated as to terms and preferences (the “Preferred Stock”).

The designations and the voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Common Stock that are fixed by this Certificate of Incorporation and the express grant of authority to the Board of Directors to fix by resolution or resolutions the designations and the voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock that are not fixed by this Certificate of Incorporation are as follows and as elsewhere set forth herein:

1.  Issuance of Preferred Stock.  The Preferred Stock may be issued at any time or from time to time in any amount as Preferred Stock of one or more series, as hereinafter provided. Each share of any one series of Preferred Stock shall be identical in all respects except as to the date from which dividends thereon may be cumulative, each series of

Preferred Stock shall be distinctly designated by letter or descriptive words, and all series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of Section 2 of this Article 4. Shares of Preferred Stock shall be issued only as fully paid and nonassessable shares.

2.  Powers, Preferences, and Other Rights.  Authority is hereby expressly granted to and vested in the Board of Directors at any time or from time to time, without action by or approval of the stockholders, to issue the Preferred Stock as Preferred Stock of one or more series, to fix by resolution or resolutions providing for the issuance of shares of any series the designations and the voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such series so far as not inconsistent with the provisions of this Article 4 applicable to all series of Preferred Stock, and to the full extent now or hereafter permitted by the laws of the State of Delaware, including the following:

(a)           the distinctive designation of such series and the number of shares that shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

(b)           the rate or rates of dividends payable on shares of such series, whether dividends shall be cumulative and, if so, the date or dates from which dividends shall be cumulative on the shares of such series, the preferences, restrictions, limitations and conditions upon the payment of dividends, and the dates on which dividends, if declared, shall be payable;

(c)           whether shares of such series shall be redeemable and, if so, the terms and provisions of such redemption, including the date or dates upon or after which they shall be redeemable, the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and the manner of selecting shares for redemption;

(d)           the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative rights of priority, if any, of payment of shares of such series;

(e)           whether shares of such series shall have a purchase, retirement or sinking fund for the purchase, retirement or redemption of shares of such series and, if so, the terms and provisions thereof;

(f)            whether shares of such series shall have conversion privileges and, if so, the terms and provisions thereof, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(g)           whether shares of such series shall have voting rights, in addition to voting rights provided by law, and, if so, the terms and provisions thereof; and

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(h)           any other preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof.

3.  Dividends.  The holders of the Preferred Stock of each series shall be entitled to receive such dividends, when and as declared by the Board of Directors, out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such resolution or resolutions. Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of Section 2 of this Article 4, the Board of Directors may declare, out of funds legally available therefor, dividends upon the then-outstanding shares of Common Stock, and shares of Preferred Stock of any series shall not be entitled to participate therein.

4.  Liquidation and Dissolution.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Preferred Stock of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of the Common Stock, the amount per share provided by the Board of Directors pursuant to Section 2 of this Article 4, which may include an amount equal to any cumulative dividends thereon to the date of final distribution to the holders of the Preferred Stock. If upon any liquidation, dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, unless otherwise provided by the Board of Directors pursuant to Section 2 of this Article 4, the holders of shares of Preferred Stock of all series shall participate ratably in any distribution of assets according to the respective amount that would be payable in respect to the shares of Preferred Stock held by them upon such distribution if all amounts payable in respect of the Preferred Stock of all series were paid in full. Neither a statutory merger nor consolidation of the Corporation into or with any other corporation, nor a statutory merger or consolidation of any other corporation, into or with the Corporation, nor a sale, transfer or exchange or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4.

5.  Redemption.  The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the Preferred Stock of any series at the price or prices and on the terms and conditions provided in the resolution or resolutions of the Board of Directors providing for the issuance of such series.

6.  General Provisions.

(a)           Anything herein or in any resolution or resolutions of the Board of Directors providing for the issuance of any series of Preferred Stock to the contrary notwithstanding, the rights of holders of all classes and series of capital stock of the Corporation in respect of dividends and purchase, retirement or sinking funds, if any, shall at all times be subject to

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the power of the Board of Directors from time to time to set aside such reserves and to make such other provisions, if any, as the Board of Directors shall deem to be necessary or advisable for working capital, for expansion of the Corporation’s business (including the acquisition of real and personal property for that purpose) and for any other purpose of the Corporation.

(b)           Except as otherwise provided by law or by this Certificate of Incorporation or by the resolution or resolutions of the Board of Directors providing for the issuance of any series of Preferred Stock, the vote of the holders of all or any portion of any class or series of capital stock, as a class or series, shall not be required for any action to be taken or authorized by the stockholders of the Corporation, including any amendment of this Certificate of Incorporation. Without limiting the foregoing, the number of authorized shares of Common Stock or any series thereof may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, without regard for the provisions of Section 242(b) of the General Corporation Law of the State of Delaware. Except as otherwise provided by law or by this Certificate of Incorporation, each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder.

(c)           Except as otherwise provided by law or by this Certificate of Incorporation or by the resolution or resolutions of the Board of Directors providing for the issuance of any series of Preferred Stock or by the instrument governing the security, obligation, warrant, option or right, no holder of shares of any class or series of capital stock of the Corporation or of any security or obligation convertible into, or of any warrant, option or right to subscribe for, purchase or otherwise acquire, shares of any class or series of capital stock of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive right to subscribe for, purchase or otherwise acquire shares of any class or series of capital stock of the Corporation or any security or obligation convertible into, or any warrant, option or right to subscribe for, purchase or otherwise acquire, shares of any class or series of capital stock of the Corporation, whether now or hereafter authorized.

(d)           Authority is hereby expressly granted to and vested in the Board of Directors at any time and from time to time, without action by or approval of the stockholders, to declare, create and issue, with respect to shares of any class or series of capital stock of the Corporation, dividends or distributions in, or options or rights to acquire, shares of any class or series of capital stock of the Corporation, or other securities, and to fix by resolution or resolutions providing for the declaration, creation and issuance of any such dividend, distribution, right or option, the terms, provisions, rights, qualifications, limitations or restrictions thereof so far as not inconsistent with the provisions of this Article 4, and to the full extent now or hereafter permitted by the laws of the State of Delaware, including (a) provisions for the adjustment thereof upon an acquisition of shares, reorganization, merger, consolidation, sale of assets, business combination or other event, and (b) provisions that prevent the holder of a specified percentage of outstanding shares of any class or series of capital stock of the Corporation, including transferees of such holder, from exercising rights thereunder.

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ARTICLE 5

1.  Board of Directors.  The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors.

2.  Classification, Term.  The directors shall be divided into three classes, as nearly equal in number as possible. The term of one class shall expire at the first annual meeting of stockholders, the term of a second class shall expire at the second annual meeting of stockholders, and the term of a third class shall expire at the third annual meeting of stockholders. At each annual meeting of stockholders beginning in 2006, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. The number of directors in the class to be elected at an annual meeting of stockholders shall be determined by the Board of Directors prior to such meeting or, in the absence of such determination, by the stockholders at such meeting. Notwithstanding the foregoing, whenever the holders of any one or more classes of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by or pursuant to the applicable terms of this Certificate of Incorporation or of the certificate of designation or other instrument creating such class or series of Preferred Stock, and such directors so elected shall not be divided into classes pursuant to this Section 2 unless expressly provided by such terms.

3.  Vacancy.  In the event of a vacancy occurring in any class, the Board of Directors may reduce the number of directors in such class to eliminate the vacancy, but in no case may the number of directors in such class be less than one. In the event of a vacancy occurring in any class or a newly created directorship resulting from an increase in the number of directors in any class, the Board of Directors may fill such vacancy or newly created directorship for the remainder of the unexpired term by vote of the majority of the remaining directors, though less than a quorum. The directors of each class shall hold office for the term for which elected and until the successors to such class are elected, and nothing herein shall prevent any retiring director from being eligible for re-election.

4.  Removal.  The stockholders shall have the right to remove any directors for cause upon the affirmative vote of a majority of the votes entitled to be cast by the holders of all outstanding shares of capital stock entitled to vote generally in the election of directors of the Corporation, voting together as a single class.

5.  Written Ballot.  Elections of directors need not be by written ballot.

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6.  Liability.  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Section 6 shall not eliminate or limit the liability of a director to the extent provided by applicable law (a) for any breach of the duty of loyalty of the director, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any unlawful action under Section 174 of the General Corporation Law of the State of Delaware or (d) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Section 6 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of the director occurring prior to such amendment or repeal. If the laws of the State of Delaware are hereafter changed to permit further elimination or limitation of the liability of directors, then the liability of each director of the Corporation shall thereupon be eliminated or limited to the fullest extent then permitted by law.

7.  Amendment of the Bylaws.  The Board of Directors shall have concurrent power with the stockholders to adopt, alter, amend or repeal the Bylaws of the Corporation. The Board of Directors may so adopt or change the Bylaws upon the affirmative vote of the number of directors which shall constitute, under the provisions of the Bylaws, the action of the Board of Directors. The stockholders may not so adopt or change the Bylaws except upon the affirmative vote of a majority of the votes entitled to be cast by the holders of all outstanding shares of stock entitled to vote, voting together as a single class.

8.  General Provisions.

(a)           In addition to the powers and authority herein or by law expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, this Certificate of Incorporation and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

(b)           No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders. Unless otherwise specifically provided by law or this Certificate of Incorporation, a special meeting of stockholders, for any purpose or purposes, may be called only by the Chairman, the Chief Executive Officer, the President or the Secretary and shall be called by any such person at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the meeting.

ARTICLE 6

Subject to the provisions of this Certificate of Incorporation, the Corporation reserves the right to alter, amend or repeal any provision contained in this Certificate of

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Incorporation, in the manner now or hereafter prescribed by law, and all rights of stockholders or others hereunder are subject to such reservation.

ARTICLE 7

No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

ARTICLE 8

1.  Right to Indemnification.  Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that the person is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article 8 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

2.  Right to Advancement of Expenses.  In addition to the right to indemnification conferred in Section 1 of this Article 8, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the General Corporation Law of the State of Delaware requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay such amounts if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

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3.  Right of Indemnitee to Bring Suit.  If a claim under Section 1 or 2 of this Article 8 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit.

4.  Non-Exclusivity of Rights.  The rights to indemnification and to the advancement of expenses conferred in this Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Bylaws, agreement, vote of stockholders or directors or otherwise.

5.  Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability asserted against such person and incurred by such person in such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

6.  Indemnification of Employees and Agents of the Corporation.  The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

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7.  Nature of Rights.  The rights conferred upon indemnitees in this Article 8 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article 8 that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE 9

The name and mailing address of the incorporator of the Corporation is:

Lawrence Y. Kong

3562 Eastham Drive

Culver City, CA 90232

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the General Corporation Law of the State of Delaware, does make and file this certificate.

Dated: March 15, 2006

/s/ Lawrence Y. Kong

Lawrence Y. Kong

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APPENDIX C

BYLAWS OF

BIDZ.COM, INC.

ARTICLE I

STOCKHOLDERS

SECTION 1.1.  ANNUAL MEETINGS.  An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

SECTION 1.2.  SPECIAL MEETINGS.  Special meetings of stockholders for any purpose or purposes may be called at any time only by the Chairman, the Chief Executive Officer, the President, or the Secretary and shall be called by any such person at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the meeting.

SECTION 1.3.  NOTICE OF MEETINGS.  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed present and in person, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on records of the corporation.

SECTION 1.4.  ADJOURNMENTS.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 1.5.  QUORUM.  Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

SECTION 1.6.  ORGANIZATION.  Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President (if not the Chief Executive Officer), or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

SECTION 1.7.  VOTING; PROXIES.  Except as otherwise provided by the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him or her that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy in any manner, including without limitation via telephone, Internet or such other manner as permitted by Section 212 of the Delaware General Corporation Law, as amended from time to time, provided that such authorization sets forth or contains information from which the Corporation can determine that the authorization was granted by the stockholder. If the authorization is granted in a manner other than in a written form, the proxy holder shall provide such reasonable verification as required by the corporation. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote thereon that are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the certificate of incorporation or these bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes that could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

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SECTION 1.8.  FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (b) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 1.9.  LIST OF STOCKHOLDERS ENTITLED TO VOTE.  The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

SECTION 1.10.  CONDUCT OF MEETINGS.  The Board of Directors of the corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting,

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may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; and (b) rules and procedures for maintaining order at the meeting and the safety of those present. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 1.11.  ADVANCE NOTICE OF STOCKHOLDER BUSINESS.  As provided in Section 1.2, the business conducted at any special meeting of stockholders shall be limited to the purposes stated in the notice of the special meeting. At any annual meeting of stockholders, only such business (other than the nomination and election of directors, which shall be subject to Section 1.12) may be conducted as shall be appropriate for consideration at the meeting and as shall have been brought before the meeting (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the corporation entitled to vote at the meeting who complies with the notice procedures hereinafter set forth in this Section 1.11.

(i)  TIMING OF NOTICE.  For business to be properly brought before any annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice of any such business to be conducted at an annual meeting must be delivered to the Secretary not less than forty-five nor more than seventy-five days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the prior year’s annual meeting of stockholders. If, however, the date of the annual meeting of stockholders is more than thirty days prior to or delayed by more than thirty days after the anniversary of the prior year’s meeting, notice by a stockholder shall be timely only if so delivered and received not later than the close of business on the later of (a) the ninetieth day prior to such annual meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made. Further, the stockholder’s notice must set forth that information required by the Bylaws, including, for director nominations, certain information about the nominee, and for other business, a brief description of such business, the reasons for conducting the business at the meeting, and any material interest of such stockholder in the business being presented. Except to the extent otherwise required by law, the adjournment of an annual meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as required above.

(ii)  CONTENT OF NOTICE.  A stockholder’s notice to the corporation shall set forth as to each matter the stockholder proposes to bring before the meeting: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (B) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (C) the class or series (if any) and number of shares of the corporation that are beneficially owned by the stockholder, (D) any material interest of the stockholder in such business and (E) a representation that the stockholder is a holder of record of shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to make the proposal.

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(iii)  CONSEQUENCES OF FAILURE TO GIVE TIMELY NOTICE.  Notwithstanding anything in these bylaws to the contrary, no business (other than the nomination and election of directors and those matters and business proposed and set by the Board of Directors) shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.11. The officer of the corporation chairing the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures described in this Section 1.11 and, if such officer should so determine, such officer shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 1.11 shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting in accordance with these bylaws.

(iv)  PUBLIC ANNOUNCEMENT.  For purposes of this Section l.11 and Section 1.12, “public announcement” means disclosure (A) when made in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, (B) when filed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, or (C) when mailed or otherwise delivered as the notice of the meeting pursuant to Section 1.3.

SECTION 1.12.  ADVANCE NOTICE OF STOCKHOLDER NOMINEES.  Except as set forth in the certificate of incorporation, only persons who are nominated in accordance with the procedures set forth in this Section 1.12 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures hereinafter set forth in this Section 1.12.

(i)  TIMING OF NOTICE.  Nominations by stockholders shall be pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice of nominations to be made at an annual meeting of stockholders must be delivered to the Secretary of the corporation, or mailed and received at the principal executive office of the corporation, not less than forty-five nor more than seventy-five days before the first anniversary of the date of the preceding year’s annual meeting of stockholders. If, however, the date of the annual meeting of stockholders is more than thirty days before or after such anniversary date, notice by a stockholder shall be timely only if so delivered or so mailed and received not less than ninety days before such annual meeting or, if later, within ten days after the first public announcement of the date of such annual meeting. If a special meeting of stockholders of the corporation is called in accordance with Section 1.2 for the purpose of electing one or more directors to the Board of Directors, for a stockholder’s notice of nomination to be timely it must be delivered to the Secretary of the corporation, or mailed and received at the principal executive office of the corporation, not less than ninety days before such special meeting or, if later, within ten days after the first public announcement of the date of such special meeting. Except to the extent otherwise required

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by law, the adjournment of a regular or special meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as described above.

(ii)  CONTENT OF NOTICE.  A stockholder’s notice to the corporation of nominations for a regular or special meeting of stockholders shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) such person’s name, age, business address and residence address and principal occupation or employment, (2) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or that is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, and (3) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (B) as to the stockholder giving the notice: (1) the name and address, as they appear on the corporation’s books, of such stockholder, (2) the class or series (if any) and number of shares of the corporation that are beneficially owned by such stockholder and (3) a representation that the stockholder is a holder of record of shares of the corporation entitled to vote for the election of directors and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation the information required to be set forth in a stockholder’s notice of nomination that pertains to a nominee.

(iii)  CONSEQUENCES OF FAILURE TO GIVE TIMELY NOTICE.  Notwithstanding anything in these bylaws to the contrary, no person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 1.12. The officer of the corporation chairing the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section 1.12 and, if such officer should so determine, such officer shall so declare to the meeting, and the defective nomination shall be disregarded.

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.1.  NUMBER; QUALIFICATION.  The number of Directors constituting the Board of Directors shall be fixed from time to time by resolutions of the Board of Directors. Directors need not be stockholders.

SECTION 2.2.  RESIGNATION; VACANCIES.  Any director may resign at any time upon written notice to the corporation. Except as set forth in the certificate of incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified.

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SECTION 2.3.  REGULAR MEETINGS.  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

SECTION 2.4.  SPECIAL MEETINGS.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman, the Chief Executive Officer, the President, the Secretary, or by any two members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least 48 hours before the special meeting.

SECTION 2.5.  TELEPHONIC MEETINGS PERMITTED.  Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

SECTION 2.6.  QUORUM: VOTE REQUIRED FOR ACTION.  At all meetings of the Board of Directors a majority of the total number of directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation or these bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 2.7.  ORGANIZATION.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President (if not the Chief Executive Officer), or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 2.8.  WRITTEN ACTION BY DIRECTORS.  Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of a committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

ARTICLE III

COMMITTEES

SECTION 3.1.  COMMITTEES.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of

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Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified members. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it.

SECTION 3.2.  COMMITTEE RULES.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

ARTICLE IV

OFFICERS

SECTION 4.1.  EXECUTIVE OFFICERS; ELECTION; QUALIFICATIONS; TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES.  The Board of Directors shall elect a Chief Executive Officer and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more Presidents, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting of the Board.

SECTION 4.2.  POWERS AND DUTIES OF EXECUTIVE OFFICERS.  The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE V

STOCK

SECTION 5.1.  CERTIFICATES.  Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman

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of the Board of Directors, if any, or the Chief Executive Officer, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation certifying the number of shares owned by him or her in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

SECTION 5.2.  LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES.  The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

INDEMNIFICATION

SECTION 6.1.  RIGHT TO INDEMNIFICATION.  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the corporation or is or was serving at the request of the corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 6.3 of this Article VI with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

SECTION 6.2.  RIGHT TO ADVANCEMENT OF EXPENSES.  In addition to the right to indemnification conferred in Section 6.1 of this Article VI, an indemnitee shall also have the right to be paid by the corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the General Corporation Law of the State of Delaware requires, an advancement of expenses incurred by an indemnitee in

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his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay such amounts if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

SECTION 6.3.  RIGHT OF INDEMNITEE TO BRING SUIT.  If a claim under Section 6.1 or 6.2 of this Article VI is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware. Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit.

SECTION 6.4.  NON-EXCLUSIVITY OF RIGHTS.  The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation’s certificate of incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise.

SECTION 6.5.  INSURANCE.  The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation, or any person who is serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss, whether or not the corporation would have the power to

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indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

SECTION 6.6.  INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.  The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

SECTION 6.7.  NATURE OF RIGHTS.  The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1.  FISCAL YEAR.  The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

SECTION 7.2.  WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES.  Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as required by law, neither the business to be transacted at, nor the purpose of, any regular, annual, or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

SECTION 7.3.  INTERESTED DIRECTORS; QUORUM.  No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith

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authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

SECTION 7.4.  FORM OF RECORDS.  Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept in electronic format, provided that the records so kept can be converted into clearly legible form within a reasonable time.

SECTION 7.5.  AMENDMENT OF BYLAWS.  These bylaws may be altered or repealed, and new bylaws made, in the manner prescribed in the certificate of incorporation.

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APPENDIX D

BIDZ.COM, INC.

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (the “Agreement”) is made and entered into as of               ,               , by and between BIDZ.COM, Inc., a Delaware corporation (the “Company”), and                        (the “Indemnitee”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that the inability to attract and retain qualified persons as directors and officers is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

WHEREAS, the Company has adopted provisions in its Certificate of Incorporation and Bylaws providing for indemnification of its officers and directors to the fullest extent permitted by applicable law, and the Company wishes to clarify and enhance the rights and obligations of the Company and Indemnitee with respect to indemnification; and

WHEREAS, in order to induce and encourage highly experienced and capable persons such as Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company, and to otherwise promote the desirable end that such persons will resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities and expenses incurred by them in their defense of such litigation are to be borne by the Company and they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board of the Company has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

WHEREAS, the Company desires to have Indemnitee continue to serve as a director or officer of the Company and in such other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of Indemnitee acting in good faith in the performance of Indemnitee’s duty to the Company;

and Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that he or she is furnished with the indemnity set forth hereinafter; and

WHEREAS, this Agreement is a supplement to and in furtherance of the indemnification provided in the Certificate of Incorporation and Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder;

NOW THEREFORE, in consideration of Indemnitee’s continued service as a director or officer of the Company, the parties hereto agree as follows:

1.  Service by Indemnitee.  Indemnitee will serve and/or continue to serve as a director or officer of the Company faithfully and to the best of Indemnitee’s ability so long as Indemnitee is duly elected or appointed and until such time as Indemnitee is removed as permitted by law or tenders a resignation in writing.

2.  Definitions.  For purposes of this Agreement:

(a)           “Disinterested Director” means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

(b)           “Enterprise” means the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

(b)           “Expenses” includes, without limitation, expenses incurred in connection with the defense or settlement of any and all investigations, judicial or administrative proceedings or appeals, including, but not limited to, all reasonable attorneys’ fees, retainers and disbursements and advances thereon, court costs, transcript costs, fees of experts, witness fees and expenses, fees and expenses of accountants and other advisors, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents), travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in, a Proceeding, and any expenses of establishing a right to indemnification under Sections 9, 11 and 13 hereof but shall not include amounts paid in settlement by or on behalf of Indemnitee or the amount of judgments or fines against Indemnitee.

(c)           “Independent Counsel” means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of

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interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement.

(d)           “Proceeding” includes any threatened, pending or completed investigation (other than internal investigations of the conduct of the Company employees), action, suit or other proceeding, whether brought by or in the right of the Company or otherwise, and whether of a civil, criminal, administrative or investigative nature, including, but not limited to, actions, suits or proceedings in which Indemnitee was, is, may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

3.  Indemnification.  The Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL and the Certificate of Incorporation and Bylaws of the Company in effect on the date hereof or as such law or the Certificate of Incorporation and Bylaws may from time to time be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law and the Certificate of Incorporation and Bylaws permitted the Company to provide prior to such amendment). Without diminishing the scope of the indemnification provided by this Section, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to Indemnitee:

(a)           if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

(b)           on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 or similar provisions of any federal, state or local statutory law;

(c)           in connection with an action, suit or proceeding, or part thereof (including claims and counterclaims) initiated or brought voluntarily by Indemnitee and not by way of defense, except a judicial proceeding or arbitration pursuant to Section 11 hereof to enforce rights under this Agreement, unless the action, suit or proceeding (or part thereof) was authorized by the Board;

(d)           with respect to any action, suit or proceeding brought by or on behalf of the Company against Indemnitee that is authorized by the Board, except as provided in Sections 5, 6 and 7 below; or

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(e)           for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement of the Company or any other company or organization on whose Board Indemnitee serves at the request of the Company, except in respect of any indemnity exceeding the payment under such insurance, clause, bylaw or agreement.

4.  Action or Proceedings Other than an Action by or in the Right of the Company.  Except as limited by Section 3 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if Indemnitee is a party or is threatened to be made a party to any Proceeding (other than an action by or in the name of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust); or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against all judgments, fines, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

5.  Indemnity in Proceedings by or in the Name of the Company.  Except as limited by Section 3 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 5 if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust); or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section 5, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which Delaware law expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such Expenses which the court shall deem proper.

6.  Indemnification for Costs, Charges and Expenses of Successful Party.  Notwithstanding the limitations of Section 3(e), 4 and 5 above, to the extent that Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding (including an action, suit or proceeding brought by or on behalf of the Company) or in defense of any claim, issue or matter therein, including, without limitation,

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the dismissal of any action without prejudice, or if it is ultimately determined that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

7.  Partial Indemnification.  If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the judgments, fines, amounts paid in settlement by or on behalf of Indemnitee or Expenses actually and reasonably incurred in connection with any Proceeding (including an action, suit or proceeding brought by or on behalf of the Company), but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such judgments, fines, amounts paid in settlement by or on behalf of Indemnitee and Expenses actually and reasonably incurred to which Indemnitee is entitled.

8.  Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Agreement, to the maximum extent permitted by applicable law, Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee’s behalf if Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to Indemnitee’s service as a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust), in any threatened, pending or completed legal, administrative, investigative or other proceeding or matter to which Indemnitee neither is, nor is threatened to be made, a party.

9.  Procedure for Determination of Entitlement to Indemnification.

(a)           To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information which is reasonably necessary for such determination and which is reasonably available to Indemnitee. The Secretary of the Company shall, promptly upon receipt of Indemnitee’s request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in Section 9(b) that Indemnitee has made such request for indemnification.

(b)           Upon written request by Indemnitee for indemnification pursuant to Sections 4, 5, 6, 7 or 8 the entitlement of Indemnitee to indemnification, to the extent not provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (c) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; or (d) the stockholders of the Company. Such determination of entitlement to indemnification shall be made not later than 60 calendar days after receipt by the Company of a written request for indemnification. If it is determined that Indemnitee is entitled to

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indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues or matters at issue at the time of the determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board, or stockholder of the Company shall act reasonably and in good faith in making a determination under the Agreement of the Indemnitee’s entitlement to indemnification. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company to the extent allowed by applicable law (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(c)           If the determination of entitlement is made by Independent Counsel pursuant to Section 9(b) hereof, the Independent Counsel shall be selected by the Board. If, within twenty (20) days after submission by Indemnitee of a written request for Indemnification pursuant to Section 9(a) hereof, no Independent Counsel shall have been selected and approved, such Independent Counsel shall be selected upon application to a court of competent jurisdiction. The Company shall pay, to the extent permitted by law, any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 9(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed.

10.  Presumptions and Effect of Certain Proceedings.

(a)           Upon making a request for indemnification in accordance with Section 9(a), Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption. If the person or persons so empowered or selected under Section 9 to determine whether Indemnitee is entitled to indemnification shall have failed to make the requested determination with respect to indemnification within sixty (60) calendar days after receipt by the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification.

(b)           The termination of any Proceeding described in Sections 4 or 5 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its

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equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

(c)           For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or the Board or counsel selected by any committee of the Board or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser, investment banker or other expert selected with reasonable care by the Company or the Board or any committee of the Board. The provisions of this Section 10(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

11.  Remedies of Indemnitee in Cases of Determination not to Indemnify or to Pay Expenses.  In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 9 and 10, or if Expenses are not paid pursuant to Section 16, Indemnitee shall be entitled to final adjudication in a court of competent jurisdiction of entitlement to such indemnification or payment. Alternatively, Indemnitee at Indemnitee’s option may seek an award in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration or any other claim. The determination in any such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) pursuant to Sections 9 or 10 that Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Sections 9 or 10 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

12.  Non-Exclusivity; Other Rights to Indemnification.  Indemnification and payment of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the

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Certificate of Incorporation, Bylaws or other organizational documents of the Company, vote of stockholders or Disinterested Directors, provision of law, agreement or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted to by such Indemnitee in his capacity as a director, officer, employee or agent of the Company, or as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust which Indemnitee is or was serving at the request of the Company prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

13.  Expenses to Enforce Agreement.  In the event that Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual Expenses incurred by Indemnitee.

14.  Continuation of Indemnity.  All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company or is serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust) of the Company and shall continue thereafter with respect to any possible claims based on the fact that Indemnitee was a director, officer employee or agent of the Company or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust). This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of Indemnitee.

15.  Notification and Defense of Claim.  Promptly after receipt by Indemnitee of notice of any Proceeding, Indemnitee will, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof; but delay in so notifying the Company shall not constitute a waiver or release by Indemnitee or of any rights hereunder. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Company:

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(a)           The Company shall be entitled to participate therein at its own expense; and

(b)           Except as otherwise provided in this Section 15(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any expenses of counsel subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not within 60 calendar days of receipt of notice from Indemnitee in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

(c)           If the Company has assumed the defense of a Proceeding, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to Indemnitee without Indemnitee’s written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

16.  Payment of Expenses.  Notwithstanding any other provision of this Agreement, to the extent allowed by applicable law, the Company shall pay, at the request of Indemnitee, all reasonable Expenses incurred by Indemnitee in advance of the final disposition of any Proceeding, each such payment to be made within twenty (20) calendar days after the receipt by the Company of a statement or statements from Indemnitee requesting such payment or payments from time to time. Indemnitee’s entitlement to such Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking a judgment in court or an adjudication or award in arbitration pursuant to this Agreement (including the enforcement of this provision). Such statement or statements shall reasonably evidence the expenses and costs incurred by Indemnitee in connection therewith and shall include or be accompanied by an undertaking, in substantially the form attached as Exhibit 1, by or on behalf of Indemnitee to reimburse such amount if it is finally determined, after all appeals by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified against such Expenses by the Company as provided by this Agreement or otherwise. Indemnitee’s undertaking to reimburse any such amounts is not required to be secured, unless otherwise required by the Board.

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17.  Insurance.  To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

18.  Subrogation.  Upon a payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of Indemnitee to recover against any person for such liability, and Indemnitee shall execute all documents and instruments required and shall take such other actions as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Company to bring suit to enforce such rights.

19.  Severability; Prior Indemnification Agreements.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to Indemnitee to the fullest enforceable extent. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and Indemnitee and any such prior agreements shall be terminated upon execution of this Agreement.

20.  Enforcement.

(a)           The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a [director] [officer] [officer and director] of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a [director] [officer] [officer and director] of the Company.

(b)           This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Certificate of Incorporation of the Company, the Bylaws of the Company and applicable law, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder

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21.  Notices.  All notices or other communications provided for by this Agreement shall be made in writing and shall be deemed properly delivered when (i) delivered personally or by messenger (including air courier), or (ii) by the mailing of such notice to the party entitled thereto, registered or certified mail, postage prepaid to the parties at the following addresses (or to such other addresses designated in writing by one party to the other):

(a)	If to Indemnitee, to:
(b)	If to the Company, to:	BIDZ.com, Inc. 3562 Eastham Drive Culver City, CA 90232

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

22.  Contribution.  To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

23.  Miscellaneous.

(a)  Governing Law.  This Agreement shall be interpreted and enforced in accordance with the laws of Delaware.

(b)  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.

(c)  No Construction as Employment Agreement.  This agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company.

(d)  Modification and Waiver.  No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any

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other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

(e)  Headings; References; Pronouns.  The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

BIDZ.com, Inc.
By:

Name:
Title:
INDEMNITEE

Name:
Address:

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EXHIBIT 1

UNDERTAKING TO REPAY INDEMNIFICATION EXPENSES

I                        , agree to reimburse BIDZ.com, Inc. (“the Company”) for all expenses paid to me by the Company for my defense in any civil or criminal action, suit, or proceeding, in the event, and to the extent that it shall ultimately be determined that I am not entitled to be indemnified by the Company for such expenses.

Signature
Typed Name
Office

CALIFORNIA ) ss:

Before me                     , on this day personally appeared                    , known to me to be the person whose name is subscribed to the foregoing instrument, and who, after being duly sworn, stated that the contents of said instrument is to the best of his/her knowledge and belief true and correct and who acknowledged that he/she executed the same for the purpose and consideration therein expressed.

GIVEN under my hand and official seal at           , CA, this                 day of                 , 200 .

Notary Public

My commission expires:

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APPENDIX E

BIDZ.COM, INC.

2006 STOCK AWARD PLAN

1.  Purpose.  The purpose of this 2006 Stock Award Plan (the “Plan”) is to assist BIDZ.com, Inc. (the “Company”) and its Related Entities in attracting, motivating, retaining, and rewarding high-quality Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Compensation Committee (or any successor committee) of the Board.

2.  Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)           “2001 Plan” means the Company’s 2001 Stock Option Plan.

(b)           “2002 Plan” means the Company’s 2002 Special Stock Option Plan.

(c)           “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(d)           “Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(e)           “Beneficiary” means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Plan Administrator to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

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(f)            “Beneficial Owner,” “Beneficially Owning,” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(g)           “Board” means the Company’s Board of Directors.

(h)           “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (vi) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (vii) use of alcohol, drugs, or other similar substances affecting the Participant’s work performance, or (viii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Plan Administrator of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(i)            “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

(i)            the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains, after the date this Plan is adopted by the Board, “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

(ii)           the consummation of a merger, consolidation, reorganization, or similar transaction other than a transaction: (1) in which substantially all of the holders of the Company’s Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of the Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

(iii)          there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other

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than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or

(iv)          individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(j)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k)           “Committee” means a committee designated by the Board to administer the Plan.

(l)            “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)          “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

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(n)           “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a sale, lease, exclusive license, or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

(iii)          a merger, consolidation, reorganization, or similar transaction, whether or not the Company is the surviving corporation.

(o)           “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.

(p)           “Director” means a member of the Board or the board of directors of any Related Entity.

(q)           “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Plan Administrator. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code to the extent necessary for such Award to comply with Section 409A.

(r)            “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(s)           “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the stockholders of the Company.

(t)            “Eligible Person” means all Employees (including officers), Directors, and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(u)           “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

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(v)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(w)          “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(x)            “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulation thereunder (a) the fair market value of Stock, Awards, or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator, and (b) unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y)           “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z)            “Non-Employee Director” means a Director of the Company who is not an Employee.

(aa)         “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(bb)         “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

(cc)         “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(dd)         “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee)         “Performance Award” means a right, granted to an Eligible Person under Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

(ff)           “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.

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(gg)         “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

(hh)         “Related Entity” means (a) any Parent, (b) any Subsidiary, (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company, and (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company, provided that the Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

(ii)           “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(jj)           “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(kk)         “Shares” means the shares of the Company’s Common Stock, and the shares or such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

(ll)           “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for the Company’s Common Stock pursuant to Section 10(c) hereof.

(mm)       “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

(nn)         “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

(nn)         “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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3.  Administration.

(a)  Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

(b)  Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

(ii)           To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)          To amend the Plan or an Award as provided in Section 10(e).

(iv)          To terminate or suspend the Plan as provided in Section 10(e).

(v)           To effect, at any time and from time to time, (1) the reduction of the exercise price of any outstanding Award under the Plan, if any, (2) the cancellation of any outstanding Award and the grant in substitution therefor of (A) a new Award under the Plan or another equity plan of the Company covering the same or a different number of Shares, (B) cash and /or (C) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(vi)          Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)  Delegation to Committee.

(i)  General.  The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with

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the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)  Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

(d)  Effect of Board’s Decision.  All determinations, interpretations, and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding, and conclusive on all persons.

(e)  Arbitration.  Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally, and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Los Angeles, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

(f)  Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.  Stock Subject to Plan.

(a)  Limitation on Overall Number of Shares Subject to Awards.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be 1,000,000 Shares. In addition, as of the date this Plan is first approved by the stockholders, any shares available in the reserve of the 2001 Plan and 2002 Plan shall be added to the Plan share reserve and be available for issuance under the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

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(b)  Availability of Shares Not Delivered under Awards.

(i)            If any Shares subject to an Award or subject to an award under the 2001 Plan or 2002 Plan are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below.

(ii)           If any Shares issued pursuant to an Award or an award under the 2001 Plan or 2002 Plan are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then such forfeited or repurchased Shares shall revert to and again become available for issuance under the Plan, subject to Section 4(b)(iv) below.

(iii)          In the event that any Option or other Award granted hereunder or under the 2001 Plan or 2002 Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option, other Award or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the net number of Shares actually issued to the Participant shall be counted as issued for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.

(iv)          Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

(c)  Application of Limitations.  The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

5.  Eligibility.  Awards may be granted under the Plan only to Eligible Persons.

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6.  Terms of Awards.

(a)  General.  Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

(b)  Options.  The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

(i)            Stock Option Agreement.  Each grant of an Option shall be evidenced by a Stock Option Agreement. Such Stock Option Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(ii)           Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Stock Option Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

(iii)          Exercise Price.

(A)  In General.  Each Stock Option Agreement shall state the price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator.

(B)  Ten Percent Stockholder.  If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least 110% of the Fair Market Value of a share of Stock on the date of grant.

(iv)          Time and Method of Exercise.  The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Plan Administrator may determine the

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methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(v)           Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(1)           the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(2)           If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Nonstatutory Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Nonstatutory Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

(vi)          Repurchase Rights.  The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the fair market value, or (c) the lower of the exercise price paid per share and the fair market value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set

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forth in the document evidencing such repurchase right, provided that such terms shall not make such Option subject to Section 409A of the Code.

(c)  Stock Appreciation Rights.  The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i)            Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the Fair Market Value of one share of Stock on the date the grant of such Stock Appreciation Right.

(ii)           Other Terms.  The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

(d)  Restricted Stock.  The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)            Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

(ii)           Forfeiture.  Except as otherwise determined by the Plan Administrator at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to

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Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)          Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)          Dividends and Splits.  As a condition to, and at the time of, the grant of an Award of Restricted Stock, the Plan Administrator may, in its sole discretion, require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or deferred until, and conditioned upon, the expiration of the applicable restriction period. Unless otherwise determined by the Plan Administrator, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)  Stock Units.  The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

(i)            Award and Restrictions.  Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, and in compliance with Section 409A as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership.

(ii)           Forfeiture.  Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Stock Units), the Participant’s Stock Units shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may

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determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part forfeiture of Stock Units.

(iii)          Dividend Equivalents.  Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, as the Plan Administrator shall determine or permit the Participant to elect, provided that such determination and elections, if any, shall comply with Section 409A of the Code.

(f)  Bonus Stock and Awards in Lieu of Obligations.  The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

(g)  Other Stock-Based Awards.  The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan. The Plan Administrator shall determine the terms and conditions of such Awards which shall comply with Section 409A of the Code unless the Award is otherwise exempt therefrom. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

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7.  Performance Awards.

(a)  Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Plan Administrator. The Plan Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Plan Administrator and not the Board.

(b)  Performance Awards Granted to Designated Covered Employees.  If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

(i)            Performance Goals Generally.  The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and /or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)           Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation, and amortization; (6) pretax operating earnings; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) cash flow from operations; and (14) ratio of debt to stockholders’ equity.

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(iii)          Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv)          Performance Award Pool.  The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)           Settlement of Performance Awards; Other Terms.  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c)  Written Determinations.  All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 7(b), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).

(d)  Status of Performance Awards Under Code Section 162(m).  It is the intent of the Company that Performance Awards under this Section 7 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 7(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a

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person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

8.  Certain Provisions Applicable to Awards or Sales.

(a)  Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

(b)  Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. The form and timing of payment of Awards or the deferral thereof pursuant to this Section shall not make any Award that is not subject thereto subject to Section 409A and shall comply with Section 409A to the extent such Award is subject thereto.

(c)  Exemptions from Section 16(b) Liability.  It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then

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applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

9.  Change in Control; Corporate Transaction.

(a)  Change in Control.

(i)            The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including upon the occurrence of a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Performance Award will be deemed to have been met upon the occurrence of any Change in Control.

(ii)           In addition to the terms of Section 9(a)(i) above, the effect of a “Change in Control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

(b)  Corporate Transactions.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may either (i) assume or continue any or all Awards outstanding under the Plan, or (ii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not been assumed, continued, or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction). The Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted, or terminated.

With respect to Restricted Stock and any other Award granted under the Plan with respect to which the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate

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Transaction. In addition, the Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

(c)  Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

10.  General Provisions.

(a)  Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)  Limits on Transferability; Beneficiaries.

(i)            General.  Except as provided in the Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(ii)           Discretionary Transfer of Option.  The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option, or any other right to purchase Stock other than an Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(b)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as

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otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

(c)  Adjustments.

(i)            Adjustments to Awards.  In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable (and, to the extent applicable, permitted by Section 409A of the Code), substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

(ii)           Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates, and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 7(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or become subject to Section 409A to the extent previously exempt, or to violate Section 409A to the extent subject thereto.

(d)  Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of

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withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)  Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders if such stockholder approval is deemed necessary and advisable by the Board, or applicable laws (including provisions of the Code), and the rules and regulations of any stock exchange or market on which the Shares are listed. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan.

(f)  Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g)  Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

(h)  Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

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(i)  Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)  Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the state of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

(k)  Plan Effective Date and Stockholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422 of the Code, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders).

(l)  Compliance with Section 409A.  All Awards granted hereunder shall be designed and administered in such manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code, and to the extent such provision cannot be amended to comply therewith, it shall be null and void.

(m)  Section 162(m) Transition Period.  The Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1), pursuant to which the deduction limits under Section 162(m) of the Code do not apply during the applicable “reliance period,” as defined in Treasury Regulations Section 1.162-(f)(2), which ends on the earliest of (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering of the Company’s stock occurs; (ii) the date that the Plan is materially modified for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); or (iii) the date all Shares available for issuance under the Plan have been allocated.

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